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                                                                   Exhibit 10.61

                            NOTE PURCHASE AGREEMENT

                          dated as of October 29, 2001

                                     among

                                NAVISITE, INC.,

                     COMPAQ FINANCIAL SERVICES CORPORATION

                                      AND

                                   CMGI, INC.
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                               TABLE OF CONTENTS

                                   ARTICLE 1
                                  Definitions

                                                                           PAGE
                                                                           ----

Section 1.01.  Certain Defined Terms.......................................  1
Section 1.02.  Index Of Defined Terms......................................  7
Section 1.03.  Accounting Terms And Determinations.........................  8
Section 1.04.  Other Definitional Provisions...............................  8

                                   ARTICLE 2
                           Purchase And Sale Of Notes

Section 2.01.  Purchase And Sale Of Notes..................................  9

                                   ARTICLE 3
                                    Closing

Section 3.01.  The Closing.................................................  9

                                   ARTICLE 4
                 Representations And Warranties Of The Company

Section 4.01.  Corporate Existence and Power...............................  9
Section 4.02.  Due Authorization...........................................  9
Section 4.03.  Binding Effect; Liens of Security Documents................. 10
Section 4.04.  Governmental Consents....................................... 10
Section 4.05.  Non-contravention........................................... 10
Section 4.06.  SEC Reports; Financial Statements........................... 11
Section 4.07.  Capitalization.............................................. 11
Section 4.08.  Valid Issuance of Stock..................................... 13
Section 4.09.  Litigation.................................................. 14
Section 4.10.  Ownership of Property....................................... 14
Section 4.11.  No Default.................................................. 14
Section 4.12.  Absence of Certain Changes.................................. 14
Section 4.13.  No Burdensome Restrictions.................................. 14
Section 4.14.  Subsidiaries; Other Equity Investments...................... 14
Section 4.15.  Investment Company Act...................................... 15
Section 4.16.  Taxes....................................................... 15
Section 4.17.  Employment Matters.......................................... 15
Section 4.18.  Compliance with ERISA....................................... 15
Section 4.19.  Brokers..................................................... 16
Section 4.20.  Related Transactions........................................ 16
Section 4.21.  Employment, Shareholders and Subscription Agreements........ 16

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Section 4.22.  Representations and Warranties Incorporated from the
               Security Documents.......................................... 16
Section 4.23.  Environmental and Safety Laws............................... 16
Section 4.24.  Invention Assignment and Confidentiality Agreement.......... 16
Section 4.25.  Intellectual Property....................................... 17
Section 4.26.  Registration Rights......................................... 17
Section 4.27.  Real Property Interests..................................... 17

                                   ARTICLE 5
                             Affirmative Covenants

Section 5.01.  Financial Statements And Other Reports...................... 18
Section 5.02.  Payment Of Obligations...................................... 20
Section 5.03.  Conduct Of Business And Maintenance Of Existence............ 20
Section 5.04.  Maintenance Of Property Insurance........................... 20
Section 5.05.  Compliance With Laws; Filings Of Reports.................... 21
Section 5.06.  Inspection Of Property, Books And Records................... 22
Section 5.07.  Reservation Of Shares....................................... 22
Section 5.08.  Purchasers' Meetings........................................ 22
Section 5.09.  Board Of Directors Meetings................................. 23
Section 5.10.  Meeting Of Stockholders; Stockholder Approval............... 23

                                   ARTICLE 6
                               Negative Covenants

Section 6.01.  Debt........................................................ 23
Section 6.02.  Negative Pledge............................................. 24
Section 6.03.  Consolidations, Mergers And Sales Of Assets................. 24
Section 6.04.  Restricted Payments......................................... 25
Section 6.05.  Purchase Of Assets; Investments............................. 25
Section 6.06.  Transactions With Affiliates................................ 25
Section 6.07.  Notice Of Issuance Of Securities............................ 25
Section 6.08.  Amendments And Waivers...................................... 26

                                   ARTICLE 7
                               Events Of Default

Section 7.01.  Events Of Default........................................... 26

                                   ARTICLE 8
                                   Conditions

Section 8.01.  Conditions To Closing....................................... 28

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                                   ARTICLE 9
                Expenses, Indemnity, Taxes And Right To Perform

Section 9.01.  Expenses.................................................... 29
Section 9.02.  Indemnity................................................... 30

                                   ARTICLE 10
                                 Miscellaneous

Section 10.01.  Survival................................................... 30
Section 10.02.  No Waivers................................................. 30
Section 10.03.  Security Agreement......................................... 31
Section 10.04.  Notices.................................................... 31
Section 10.05.  Payments................................................... 32
Section 10.06.  Severability............................................... 32
Section 10.07.  Amendments And Waivers..................................... 33
Section 10.08.  Successors And Assigns; Registration....................... 33
Section 10.09.  Lost Or Destroyed Notes.................................... 34
Section 10.10.  Headings................................................... 35
Section 10.11.  Confidentiality............................................ 35
Section 10.12.  Governing Law; Submission To Jurisdiction.................. 35
Section 10.13.  Waiver Of Jury Trial....................................... 36
Section 10.14.  Counterparts; Integration.................................. 36


EXHIBIT A - Form of Initial Note........................................... A-1

EXHIBIT B - Form of Guarantee and Security Agreement....................... B-1

EXHIBIT C - Form of Amendment to and Restatement of the Investor
            Rights Agreement............................................... C-1

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                            NOTE PURCHASE AGREEMENT

     This Note Purchase Agreement (this "AGREEMENT") is made and entered into as of October 29, 2001 among NaviSite, Inc., a Delaware corporation (the "COMPANY"), Compaq Financial Services Corporation, a Delaware corporation ("CFS"), and CMGI, Inc., a Delaware corporation ("CMGI," together with CFS, the "PURCHASERS").

     WHEREAS, as more fully described in the Transaction Agreement, the Company will issue to CFS a senior, secured, convertible note in an aggregate principal amount equal to the sum of $55,000,000 plus an amount equal to the interest that would have accrued on $35,000,000 of such note from November 1, 2001 up to and including the Closing Date had such note been issued on November 1, 2001 (the "CFS NOTE"), and the Company will issue to CMGI a senior, secured, convertible note in the principal amount of $10,000,000 (the "CMGI NOTE," together with the CFS Note, the "NOTES"), in each case, substantially in the form attached hereto as Exhibit A;

     WHEREAS, on or prior to the Closing Date, (i) the Company and the Collateral Representative will enter into a Guarantee and Security Agreement substantially in the form attached hereto as Exhibit B (the "SECURITY AGREEMENT") and (ii) the Company and the Purchasers will enter into the Amendment to and Restatement of the Investor Rights Agreement substantially in the form attached hereto as Exhibit C (the "INVESTOR RIGHTS AGREEMENT AMENDMENT");

     NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                  Definitions

     Section 1.01. Certain Defined Terms. The following terms have the following meanings:

     "AFFILIATE" means (i) any Person that directly or indirectly controls the Company, (ii) any Person (other than the Company or any of its Subsidiaries) which is controlled by or is under common control with such controlling Person and (iii) in the case of an individual, the parents, descendants, siblings and spouse of such individual. As used herein, the term "control" of a Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the
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management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "AFFILIATE OBLIGATIONS" means obligations of the Company to CMGI arising from (i) services and benefits provided by CMGI to the Company including but not limited to, employee benefits, insurance, consulting, professional and legal services, security services, recruiting fees, telecommunication charges, software licenses, office supplies, human resources, facilities, finance, information technology, public relations and (ii) invoices for goods or services billed to and paid for by CMGI on behalf of the Company including but not limited to, legal fees, office equipment leasing, office space rent, bank fees, consulting agency fees, payroll services, telephony, relocation services, shipping and handling services, tax consulting fees and real estate fees, in each case solely to the extent consistent with the past business practices of CMGI and the Company with respect to such services, benefits and invoices.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "CAPITAL LEASE" of any Person means any lease of any property by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

     "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

     "CHANGE OF CONTROL" means, with respect to the Company, the occurrence of either of the following:

     (a)  if

          (x) any "person" or "group" (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, and such person or group shall be deemed to beneficially own any Voting Stock of a

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          corporation held by another corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such other corporation), directly or indirectly, of a percentage of the total voting power of the Voting Stock of the Company that is greater than the percentage of the total voting power of the Voting Stock of the Company held by CMGI and its Subsidiaries, or

          (y) any Permitted Holder files a Schedule 13D or TO (or any successor schedule, form or report under the Exchange Act) in connection with a transaction or event as a result of which (a) such person becomes the "beneficial owner" of additional shares of Common Stock and (b) the Common Stock ceases, or immediately upon consummation of or immediately following such transaction or event, will cease, to be listed on a U.S. national securities exchange or approved for quotation on the Nasdaq National Market or any similar U.S. system for automated dissemination of quotations of securities prices; or

     (b) if during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors (together with new directors whose election or appointment by the board of directors or whose nomination for election by the Company's stockholders was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's board of directors then in office.

     "COLLATERAL" means all property, now existing or hereafter acquired, mortgaged or pledged to or purported to be subjected to a Lien in favor of, the Collateral Representative for the benefit of the Purchasers pursuant to the Security Documents.

     "COLLATERAL REPRESENTATIVE" means CFS in its capacity as collateral representative for the Purchasers under the Security Documents, and its successors in such capacity.

     "DEBT" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable or Affiliate Obligations in each case arising and paid in the ordinary course of business, (iv) all Capital Leases of such Person, (v) all obligations of such Person to purchase securities (or other

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property) which arise out of or in connection with the issuance or sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person subject to repurchase or redemption otherwise than at the sole option of such Person, (viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934.

     "FINANCING DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Investor Rights Agreement Amendment and any documents or agreements contemplated therein.

     "FISCAL YEAR" means a fiscal year of the Company.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "INVESTMENT" means any investment in any Person, whether by means of acquiring or holding securities, capital contribution, loan, time deposit, advance, Guarantee or otherwise.

     "INVESTOR RIGHTS AGREEMENT" means the agreement dated October 27, 1999, as amended on June 8, 2000 and December 12, 2000, between the Company and CMGI.

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     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement and the other Financing Documents, the Company or its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "MATERIAL ADVERSE EFFECT" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (i) the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the rights and remedies of the Collateral Representative or the Purchasers under the Financing Documents, or the ability of any of the Company or its Subsidiaries to perform its obligations under the Financing Documents to which it is a party, (iii) the legality, validity or enforceability of any Financing Document, or (iv) the existence, perfection or priority of any security interest granted in the Financing Documents with respect to, or the value of, any material Collateral.

     "MATERIAL DEBT" means Debt of the Company or any of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $1,000,000.

     "OFFICER'S CERTIFICATE" means a certificate executed on behalf of a Person by its chairman of the board (if an officer), chief executive officer, president or chief financial officer.

     "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, articles of organization or partnership agreement) or which relate to the internal governance of such Person (such as by-laws).

     "PERMITTED CONTEST" means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge.

     "PERMITTED HOLDER" means:

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     o  CMGI and any of its Subsidiaries,

     o  CFS and any of its Subsidiaries or Affiliates,

     o any corporation, the outstanding voting power of the Capital Stock of which is beneficially owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the voting power of the Company's Capital Stock, or

     o  the Company or any Subsidiary of the Company.

     "PERMITTED LIENS" means Liens permitted pursuant to Section 6.02.

     "PERSON" means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

     "PROPERTY INSURANCE POLICY" means any insurance policy maintained by the Company or any Subsidiary covering losses with respect to tangible real or personal property or improvements or losses from business interruption.

     "REQUIRED HOLDERS" means the holders of more than 50% of the aggregate outstanding principal amount of the Notes.

     "RESTRICTED PAYMENT" means as to any Person (i) any dividend or other distribution on any equity interest in such Person (except those payable solely in equity interests of the same class) or (ii) any payment on account of (a) the purchase, redemption, retirement, defeasance, surrender or acquisition of any equity interests in such Person or any claim respecting the purchase or sale of any equity interest in such Person or (b) any option, warrant or other right to acquire any equity interests in such Person.

     "SECURITIES ACT" means the Securities Act of 1933.

     "SECURITY DOCUMENTS" means the Security Agreement and any other agreement pursuant to which the Company or any of its Affiliates provides a Lien on its assets in favor of the Collateral Representative for the benefit of the Purchasers, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any other Security Document.

     "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting

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power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise specified, the term Subsidiary shall refer to a Subsidiary of the Company.

     "TEMPORARY CASH INVESTMENT" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Service and P-1 by Moody's Investors Services, Inc.,
(iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (ii) above, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by the Company or any Subsidiary, or (v) any money market or mutual fund which invests only in the foregoing and the liquidity of which is satisfactory to the Required Holders.

     "TRANSACTION AGREEMENT" means the agreement dated October 29, 2001 among CMGI, the Company, CFS, AltaVista Company, a Delaware corporation, Compaq Computer Corporation, a Delaware corporation, Compaq Financial Services Company, an unlimited company having a share capital formed under the laws of Ireland, and Compaq Financial Services Canada Corporation, a corporation incorporated under the Nova Scotia Business Corporation Act.

     "UCC" has the meaning set forth in the Security Agreement.

     "VOTING STOCK" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, or persons performing similar functions, of such persons, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

     Section 1.02. Index Of Defined Terms. The following terms shall have the respective meanings given to them in the sections indicated below:

DEFINED TERM                                               SECTION

"Agreement"..............................................  Preamble
"CFS"....................................................  Preamble
"CFS Note"...............................................  Recitals
"Closing"................................................  3.01

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DEFINED TERM                                               SECTION

"Closing Date"...........................................  3.01
"CMGI"...................................................  Preamble
"CMGI Note"..............................................  Recitals
"Common Stock"...........................................  Recitals
"Company"................................................  Preamble
"Company Reports"........................................  4.06
"Conversion Shares"......................................  4.08
"Event of Default".......................................  7.01
"GAAP"...................................................  1.03
"Indemnitees"............................................  9.02
"Intellectual Property"..................................  4.25
"Investor Rights Agreement Amendment"....................  Recitals
"Non-Assigning Purchaser"................................  10.08(b)
"Note Register"..........................................  10.08(d)
"Notes"..................................................  Recitals
"Proxy Statement"........................................  5.10(a)
"Purchaser"..............................................  Preamble
"Security Agreement".....................................  Recitals
"SEC"....................................................  4.06
"Stockholders' Meeting"..................................  5.10(b)

     Section 1.03. Accounting Terms And Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its consolidated Subsidiaries delivered to the Purchasers.

     Section 1.04. Other Definitional Provisions. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. "Include", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time. References to any Person include the successors and assigns of such Person. References to "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively. References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations.

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                                   ARTICLE 2
                           Purchase And Sale Of Notes

     Section 2.01. Purchase And Sale Of Notes. On the Closing Date (as defined in Section 3.01 hereof), (i) CFS shall (x) consummate the other transactions described in the Transaction Agreement and (y) deliver $20,000,000 to the Company by wire transfer of immediately available funds, against delivery of the CFS Note to CFS by the Company and (ii) CMGI shall deliver $10,000,000 to the Company by wire transfer of immediately available funds against delivery of the CMGI Note to CMGI. The Notes shall be convertible, in accordance with their terms, into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK").

                                   ARTICLE 3
                                    Closing

     Section 3.01. The Closing. The closing of the purchase and sale of the Notes (the "CLOSING") shall take place at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York as soon as possible (and not less than six Business Days after the date hereof), but in no event later than 10 Business Days, after satisfaction of the conditions set forth in Section 8.01, or at such other time or place as the Company, CMGI and CFS may agree (the "CLOSING DATE").

                                   ARTICLE 4
                 Representations And Warranties Of The Company

     The Company represents and warrants to the Purchasers, as of the date hereof and the date of the Closing, that:

     Section 4.01. Corporate Existence and Power. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as will be conducted after the transactions contemplated by the Transaction Agreement, except where the failure to have such licenses, authorizations, consents and approvals would not have a Material Adverse Effect. Each of the Company and its Subsidiaries is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

     Section 4.02. Due Authorization. All corporate action on the part of each of the Company and its Subsidiaries pursuant to its Organizational Documents, which is necessary for the authorization, execution and delivery of, and the

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performance of all obligations of the Company and its Subsidiaries under the
Financing Documents has been taken, other than the approval of stockholders of the Company of the conversion of the Notes to Common Stock.

     Section 4.03. Binding Effect; Liens of Security Documents. Each of the Financing Documents to which the Company is a party (other than the Notes) and to which any of the Company's Subsidiaries is a party constitutes a valid and binding agreement, and each of the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company, in each case enforceable against such Person in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles, other than the approval of stockholders of the Company of the conversion of the Notes to Common Stock.

     Section 4.04. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its Subsidiaries is required in connection with the consummation of the transactions contemplated by the Financing Documents, except
(i) as may be required under the Securities Act and the rules and regulations thereunder and all applicable state securities laws in connection with the transactions contemplated by the Financing Documents and obtaining approval of stockholders of the Company of the conversion of the Notes to Common Stock and
(ii) for such consents, approvals, orders, authorizations, qualifications, designations, declarations or filings the failure of which to obtain or make, individually or in the aggregate, would not have a Material Adverse Effect. All such consents, approvals, orders, authorizations and qualifications will be effective and all such designations, declarations and filings will be made within the time prescribed by law.

     Section 4.05. Non-contravention. The execution, delivery and performance by the Company and its Subsidiaries of the Financing Documents, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, other than the approval of stockholders of the Company of the conversion of the Notes to Common Stock, do not: (i) contravene or conflict with the Company's or any of its Subsidiaries' Organizational Documents; (ii) constitute a violation of any provision of any federal, state, local or foreign law or rule, regulation or requirement binding upon or applicable to the Company or any of its Subsidiaries; (iii) constitute a violation of any rule, regulation or requirement of the National Association of Securities Dealers, Inc.; or (iv) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company or any of its Subsidiaries is entitled under, or result in the creation or imposition of any Lien under, any contract to which the Company or any of its

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Subsidiaries is a party (other than as contemplated by the Financing Documents)
or any permit, license or similar right relating to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries may be bound or affected, except any such default, consent, right of termination, cancellation or acceleration, loss or lien, claim or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect.

     Section 4.06. SEC Reports; Financial Statements. The Company has previously furnished or made available to the Purchasers its (i) Annual Report on Form 10-K for the fiscal year ended July 31, 2000, (ii) Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on November 16, 2000 and
(iii) all other periodic and current reports filed by the Company with the SEC under the Exchange Act since July 31, 2000 in each case, as amended prior to the date hereof (collectively, the "COMPANY REPORTS"). As of their respective dates the Company Reports (or, if any of the Company Reports shall have been amended, as of the date of such amendment), complied in all material respects with applicable requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. The Company has timely filed with the SEC, and the Company Reports constitute, all reports required to be filed under Sections 13, 14 or 15(d) of the Exchange Act since July 31, 2000. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and (iv) are consistent with the books and records of the Company.

     Section 4.07. Capitalization. (a) As of the date hereof the authorized Capital Stock of the Company consists of: (i) 150,000,000 shares of Common Stock, of which 62,336,563 shares are issued and outstanding and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which none are issued and outstanding. All of such shares of Capital Stock have been duly authorized for issuance, and all of such shares which are issued and outstanding have been validly issued and are fully paid, nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. The Company has reserved: (i) 15,000,000 shares of Common Stock for issuance to officers, directors, employees, consultants or Affiliates under the Company's 1998 Equity Incentive Plan, of which 5,769,680 are subject to outstanding options granted thereunder; (ii) 250,000 shares of

Common Stock for issuance to non-employee directors of the Company under the Company's 1998 Director Stock Option Plan, of which 150,000 are subject to outstanding options granted thereunder; (iii) 500,000 shares of Common Stock for issuance to non-employee directors of the Company under the Company's 1999 Stock Option Plan for Non-Employee Directors, of which 71,770 are subject to outstanding options granted thereunder; (iv) 1,000,000 shares of Common Stock for issuance under the Company's 2000 Stock Option Plan, of which 461,995 are subject to outstanding options granted thereunder; and (v) 250,000 shares of Common Stock for issuance under the Company's Employee Stock Purchase Plan, of which 249,860 are issued and outstanding. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, are duly authorized and will be validly issued, fully paid and nonassessable. Other than (i) the NaviSite Warrant No. 1 dated December 15, 2001 to purchase 2,601,626 shares of the Company's Common Stock at an exercise price per share equal to $5.765625 ("NAVISITE WARRANT 1"), (ii) the NaviSite Warrant No. 2 dated December 15, 2001 to purchase 2,601,626 shares of the Company's Common Stock at an exercise price per share equal to $6.91875 ("NAVISITE WARRANT 2", together with the NaviSite Warrant 1, the "NAVISITE WARRANTS"), (iii) the 7.5% Convertible Subordinated Notes of NaviSite held by CMGI due December 12, 2003 in the principal amounts of $50,000,000 and $30,000,000 and (iv) as set forth above in this paragraph (a), there are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the Capital Stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement. Except as disclosed in the Company Reports, to the Company's knowledge there are no stockholder agreements, voting agreements or voting trusts relating to any shares of Capital Stock of the Company.

     (b) On the Closing Date after giving effect to the transactions contemplated by the Transaction Agreement, the authorized Capital Stock of the Company will consist of: (i) 150,000,000 shares of Common Stock, of which 86,678,394 shares will be issued and outstanding (as such number may be increased pursuant to the exercise of stock options described in the second sentence of Section 4.08(a) above in accordance with their terms on or prior to the Closing Date) and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which none will be issued and outstanding. All of such shares of Capital Stock will have been duly authorized for issuance, and all of such shares which shall at such time be issued and outstanding will have been validly issued and will be fully paid, nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. On the Closing Date after giving effect to the transactions contemplated by the

Transaction Agreement the Company will have reserved: (i) 15,000,000 shares of Common Stock for issuance to officers, directors, employees, consultants or Affiliates under the Company's 1998 Equity Incentive Plan, of which 5,769,680 will be subject to outstanding options granted thereunder; (ii) 250,000 shares of Common Stock for issuance to non-employee directors of the Company under the Company's 1998 Director Stock Option Plan, of which 150,000 will be subject to outstanding options granted thereunder; (iii) 500,000 shares of Common Stock for issuance to non-employee directors of the Company under the Company's 1999 Stock Option Plan for Non-Employee Directors, of which 71,770 will subject to outstanding options granted thereunder; (iv) 1,000,000 shares of Common Stock for issuance under the Company's 2000 Stock Option Plan, of which 461,995 will be subject to outstanding options granted thereunder; and (v) 250,000 shares of Common Stock for issuance under the Company's Employee Stock Purchase Plan, of which 249,860 will be issued and outstanding (as the number of shares specified in clauses (i) through (v) above that are subject to options or issued and outstanding may be increased by the exercise on or prior to the Closing Date of stock options outstanding on the date hereof in accordance with their terms). All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will at the Closing Date be duly authorized and will be validly issued, fully paid and nonassessable. At the Closing Date, after giving effect to the transactions contemplated by the Transaction Agreement, other than (i) the NaviSite Warrants, (ii) the Notes and (iii) as set forth above in this paragraph (b), there will be no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the Capital Stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement. Except as disclosed in the Company Reports, at the Closing Date there will, to the Company's knowledge be no stockholder agreements, voting agreements or voting trusts relating to any shares of Capital Stock of the Company.

     Section 4.08. Valid Issuance of Stock. (a) Subject to the vote of the stockholders at the Stockholders Meeting to approve or ratify the authorization and issuance of the shares of Common Stock to be issued upon conversion, if any, by the Purchasers, (the "CONVERSION SHARES"), the Conversion Shares have been duly and validly reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the Notes will be duly and validly issued, fully paid, nonassessable and free of preemptive rights binding on the Company.

     (b) Assuming the correctness of the representations made by the Purchasers in Section 10.08 hereof, no change in applicable law and no unlawful distribution of the Notes or the Conversion Shares by the Purchasers or other Persons, the Notes and the Conversion Shares will be issued to the Purchasers in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.

     Section 4.09. Litigation. Except as set forth in the Company Reports, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, any of the Company or its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could have a Material Adverse Effect or which draws into question the validity of any of the Financing Documents or the Transaction Agreement.

     Section 4.10. Ownership of Property. Except as disclosed on Schedule 4.10, on and as of the Closing Date, after giving effect to the transactions contemplated by the Transaction Agreement, the Company is the lawful owner of, has good and marketable title to and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported to be owned or leased (as the case may
be) by the Company on the balance sheet referred to in Section 5.01, except as disposed of in the ordinary course of business.

     Section 4.11. No Default. Except as disclosed on Schedule 4.11, no Default or Event of Default has occurred and is continuing and neither the Company nor any of its Subsidiaries is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected.

     Section 4.12. Absence of Certain Changes. Except as set forth in the Company Reports, since March 31, 2001, the businesses and operations of the Company and each of its Subsidiaries have been conducted in the ordinary course consistent with past practice and there has not been or occurred any event or condition which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     Section 4.13. No Burdensome Restrictions. Except as set forth in the Company Reports, no contract, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation is reasonably likely to have a Material Adverse Effect.

     Section 4.14. Subsidiaries; Other Equity Investments. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have such licenses, authorizations, consents and approvals would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person.

     Section 4.15. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "Investment Company" as defined in the Investment Company Act of 1940. The consummation of the transactions contemplated by the Financing Documents or the Transaction Agreement do not and will not violate any provision of such act or any rule, regulation or order issued by the SEC thereunder.

     Section 4.16. Taxes. All material Federal, state and local tax returns, reports and statements required to be filed by or on behalf of each of the Company and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all taxes (including real property taxes) and other charges shown to be due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. All state and local sales and use taxes required to be paid by each of the Company and its Subsidiaries have been paid. All material Federal and state returns have been filed by each of the Company and its Subsidiaries for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.

     Section 4.17. Employment Matters. The Company (i) has withheld all amounts required by law or agreement to be withheld from wages, salaries and other payments to its employees and former employees or has remedied any failure to do so, (ii) is not liable for any arrearages of wages and (iii) is not liable for taxes or penalties for failure to withhold or pay wages when due. There are no complaints pending or, to the Company's knowledge, threatened before any governmental authority alleging unfair labor practices or unlawful discrimination nor, to the Company's knowledge, is there any basis for any such claim. There are no existing or, to the Company's knowledge, threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company which would individually or in the aggregate, have a Material Adverse Effect. The Company is not a party to any collective bargaining agreement with any labor union.

     Section 4.18. Compliance with ERISA. Except as disclosed on Schedule 4.18, neither the Company nor any of its Subsidiaries sponsors or participates in any employee benefit plan subject to ERISA. Neither the Company nor any of its Subsidiaries is required to contribute to any "multiemployer plan" as defined in

ERISA Section 3(37), nor has the Company or any of its Subsidiaries ever contributed to or withdrawn from such a multiemployer plan.

     Section 4.19. Brokers. Except as disclosed on Schedule 4.19, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Financing Documents or the Transaction Agreement, and neither the Company nor any of its Subsidiaries has or will have any obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

     Section 4.20. Related Transactions. No Person has waived any condition precedent to its obligations to close as set forth in the Financing Documents or the Transaction Agreement.

     Section 4.21. Employment, Shareholders and Subscription Agreements. Except for the Financing Documents or the Transaction Agreement and the other agreements described in Schedule 4.21, and except as set forth in the Company Reports there are no (i) employment agreements covering the management of the Company or any of its Subsidiaries, (ii) collective bargaining agreements or other labor agreements covering any employees of the Company or any its Subsidiaries, (iii) material agreements for managerial, consulting or similar services to which the Company or any of its Subsidiaries is a party or by which it is bound, or (iv) material agreements regarding the Company or any of its Subsidiaries, its assets or operations or any investment therein to which any of its equityholders is a party or by which it is bound.

     Section 4.22. Representations and Warranties Incorporated from the Security Documents. As of the Closing Date, each of the representations and warranties made in the Security Documents by the Company and its Subsidiaries is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty shall be true as of such earlier date.

     Section 4.23. Environmental and Safety Laws. To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety which would reasonably be expected to have a Material Adverse Effect, except as set forth in the Company Reports.

     Section 4.24. Invention Assignment and Confidentiality Agreement. Each employee and consultant or independent contractor of the Company or any of its Subsidiaries whose material duties include the development of products or Intellectual Property (as defined in Section 4.25), and each former employee and consultant or independent contractor whose material duties included the development of products or Intellectual Property, has entered into and executed an invention assignment and confidentiality agreement or an employment or consulting agreement containing terms with respect to invention assignments and confidentiality, in each case, except where failure to do the same would not have a Material Adverse Effect.

     Section 4.25. Intellectual Property. (a) The Company or one of its Subsidiaries has sole title to and owns, or is licensed or otherwise possesses legally enforceable rights to use, or reasonably expects that it will be able to obtain licenses or legally enforceable rights to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefor, registered or unregistered copyrights and trade names and any applications therefor, trade secrets or other confidential or proprietary information ( the "INTELLECTUAL PROPERTY") necessary to enable the Company and its Subsidiaries to carry on their respective businesses as currently conducted or as proposed to be conducted except where the failure to own or have rights to use such Intellectual Property would not have a Material Adverse Effect or except as disclosed in the Company Reports.

     (b) Neither the Company nor any of its Subsidiaries is currently subject (whether as licensor or licensee) to any exclusive licenses (whether such exclusivity is temporary or permanent) to any material portion of the Intellectual Property utilized by the Company or any of its Subsidiaries. There are not outstanding any licenses or agreements of any kind relating to any Intellectual Property owned by the Company or any of its Subsidiaries, except for agreements with customers of the Company or any such Subsidiary entered into in the ordinary course of business. Neither the Company nor any of its Subsidiaries is obligated to pay any royalties or other payments to third parties with respect to any Intellectual Property (other than off-the-shelf commercial applications), except as it may be so obligated in the ordinary course of its business.

     (c) To the Company's knowledge, neither the Company nor any of its Subsidiaries is violating or infringing, and neither the Company nor any of its Subsidiaries has received any communication alleging that either the Company, any of its Subsidiaries or any of their respective employees or consultants has violated or infringed any Intellectual Property of any other Person which would reasonably be expected to have a Material Adverse Effect.

     Section 4.26. Registration Rights. Except as provided in the Investor Rights Agreement, as amended, the Company has not granted or agreed to grant to any Person any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

     Section 4.27. Real Property Interests. Except for the ownership, leasehold or other interests set forth in Schedule 4.27, and except as set forth in the Company Reports, the Company and its Subsidiaries have, as of the Closing Date, no ownership, leasehold or other interest in real property.

                                   ARTICLE 5
                             Affirmative Covenants

     The Company agrees that from the date hereof until the Closing Date and thereafter so long as any of the Notes remain outstanding:

     Section 5.01. Financial Statements And Other Reports. The Company will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP and to provide the information required to be delivered to the Purchasers hereunder, and will deliver to the Purchasers:

     (a) as soon as practicable and in any event within 30 days after the end of each month, a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such month and the related consolidated statements of operations and cash flows for such month, and for the portion of the Fiscal Year ended at the end of such month setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such month and for such portion of the Fiscal Year ended at the end of such month set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 5.01(h), all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting the financial condition and results of operations of the Company and its consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of the Company, subject to changes resulting from audit and normal year-end adjustments;

     (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, stockholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures for such Fiscal Year set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 5.01(h), certified (solely with respect to such consolidated statements) without qualification by KPMG LLP or other independent public accountants acceptable to the Required Holders of nationally recognized standing;

     (c) together with each delivery of financial statements pursuant to Section 5.01(a) and 5.01(b) above, an Officer's Certificate of the Company (i) stating that the officer executing such certificate has reviewed the terms of this Agreement and has made, or caused to be made under supervision, a review in reasonable detail of the transactions and condition of the Company during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate of any Default, or, if any such Default existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto,
(ii) providing details of all transactions between the Company and any Person referred to in Section 6.06 and (iii) if not specified in the financial statements delivered pursuant to Section 5.01(a) and 5.01(b) above, as the case may be, specifying the aggregate amount of interest paid or accrued and the aggregate amount of depreciation and amortization charged, during such accounting period;

     (d) promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Company made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit;

     (e) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC or any successor and (iii) all press releases and other statements made available generally by the Company concerning material developments in the business of the Company;

     (f) promptly upon any executive officer of the Company obtaining knowledge
(i) of the existence of any Default, or becoming aware that the holder of any Debt of the Company has given any notice or taken any other action with respect to a claimed default thereunder, (ii) of any change in the Company's independent public accountant or any resignation, or decision not to stand for re-election, by any member of the Company's board of directors (or comparable body), (iii) that any Person has given any notice (other than a notice received by the Company within 30 days of the Closing Date with respect to a default under a material lease that has been cured or waived on or prior to 60 days after the Closing Date) to the Company with respect to a claimed default under any material agreement or instrument (other than the Financing Documents) to which the Company is a party or by which any of its assets is bound, or (iv) of the institution of any litigation or arbitration involving an alleged liability of the Company equal to or greater than $1,000,000 or any adverse determination in any litigation or arbitration involving a potential liability of the Company equal to or greater than $1,000,000, an Officer's Certificate of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default (including any Default), event or condition, and what action the Company has taken, is taking or proposes to take with respect thereto;

     (g) simultaneously with the financial statements referred to in Section 5.01(a) above, operating plans and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, in each case to the extent prepared from time to time by the management of the Company for internal use;

     (h) at the conclusion of each Fiscal Year, the Company's annual operating and capital expenditure budgets and cash flow forecast for the following Fiscal Year presented on a monthly basis, which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Purchasers;

     (i) with reasonable promptness, such other information and data with respect to the Company as from time to time may be reasonably requested by either of the Purchasers.

     Section 5.02. Payment Of Obligations. The Company (i) shall pay and discharge, and cause its Subsidiaries to pay and discharge, at or before maturity, all of their respective material obligations and liabilities, including tax liabilities, except where the same may be the subject of a Permitted Contest, in each case to the extent that the failure to do the same would not have a Material Adverse Effect, (ii) shall maintain, and cause its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same and (iii) shall not breach or permit its Subsidiaries to breach, in any material respect, or permit to exist any material default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, in each case to the extent that such breach or default would not have a Material Adverse Effect.

     Section 5.03. Conduct Of Business And Maintenance Of Existence. The Company will continue, and will cause its Subsidiaries to continue, to engage in business of the same general type as they now conduct and will preserve, renew and keep in full force and effect, and will cause its Subsidiaries to preserve, renew and keep in full force and effect their respective existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

     Section 5.04. Maintenance Of Property Insurance. (a) The Company will keep, and will cause its Subsidiaries to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Company will maintain, and will cause its Subsidiaries to maintain,
(i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, (ii) public liability insurance (including products/completed operations liability coverage) and (iii) such other insurance coverage in such amounts and with respect to such risks as the Purchasers may reasonably request. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Holders may approve in writing.

     (c) On or prior to the Closing Date, the Company shall cause the Collateral Representative to be named as an additional insured and loss payee on each insurance policy required to be maintained pursuant to this Section 5.04. The Company will deliver to the Purchasers (i) on the Closing Date, a certificate from the Company's insurance broker dated such date showing the amount of coverage as of such date, and certifying that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, is terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by each additional insured and loss payee of written notice thereof, (ii) upon the request of either of the Purchasers from time to time full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement, and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Company.

     (d) Any proceeds to the Company or its Subsidiaries in excess of $2,000,000 from any Property Insurance Policy in respect of any claim, or from any condemnation award or other compensation in respect of a condemnation (or any transfer or disposition of property in lieu of condemnation), shall be paid to the Collateral Representative to be held, applied, deposited or released for application in accordance with Section 7 of the Security Agreement and with this Agreement. The Company hereby appoints the Collateral Representative as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments under Property Insurance Policies.

     Section 5.05. Compliance With Laws; Filings Of Reports. The Company will comply, and cause its Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including ERISA and the rules and regulations thereunder). The

Company will, for so long as it has securities registered under the Exchange Act or has an effective registration statement under the Securities Act, make timely filing of such reports as are required to be filed by it with the SEC.

     Section 5.06. Inspection Of Property, Books And Records. The Company will keep, and will cause its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause its Subsidiaries to permit, representatives of either of the Purchasers, at such Purchaser's expense, to visit and inspect any of their respective properties, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective inventories and accounts receivable and to discuss their respective affairs, finances and accounts with their respective officers and employees, all at such reasonable times during normal business hours and as often as may reasonably be desired; provided that prior to the occurrence of a Default or Event of Default, such visits shall be limited to one visit during each fiscal quarter of the Company.

     Section 5.07. Reservation Of Shares. The Company will at all times after the Stockholders of the Company approve or ratify the authorization and issuance of the Conversion Shares, reserve and keep available, solely for issuance and delivery upon the conversion of the Notes, all such shares of Common Stock, or such other stock, securities and property as from time to time are issuable upon the conversion of the Notes. The Company will not avoid or seek to avoid the observance or performance of any of the terms of the Notes, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchasers thereunder. In addition, the Company will promptly take all commercially reasonable action as may from time to time be required in order to permit the Purchasers to convert the Notes and to duly and effectively issue shares of Common Stock pursuant thereto, including, without limitation, complying with any applicable premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18a and all regulations promulgated thereunder, with costs associated with compliance with such requirements to be borne by the Company.

     Section 5.08. Purchasers' Meetings. Within 30 days after the end of each fiscal quarter, at the request of the Purchasers the Company will conduct a meeting with the Purchasers to discuss such fiscal quarter's results and the financial condition of the Company at which shall be present the chief executive officer and the chief financial officer of the Company and such other officers of the Company as the Company's chief executive officer shall designate. Such meetings shall be held at a time and place convenient to the Purchasers and to the Company.

     Section 5.09. Board Of Directors Meetings. The Company will notify the Purchasers of all meetings and actions by written consent of the board of directors and each committee thereof at the same time and in the same manner as notice of any meetings is required to be given to such Persons who do not waive such notice (or, if such action requires no notice, then two Business Days' written notice thereof describing the matters upon which action is to be taken). Each Purchaser shall have the right to send a representative selected by it to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof; provided that representatives of the Purchasers shall not have the right to attend the portion of any such meeting during which the Company intends to discuss information, the disclosure of which is reasonably likely to result in the waiver of the Company's attorney client privilege applicable to such information, but solely to the extent that the Company provides to the Purchasers all non privileged information discussed during such portion of such meeting.

     Section 5.10. Meeting Of Stockholders; Stockholder Approval. The Company shall:

     (a) promptly prepare and file with the SEC a proxy statement covering the solicitation of proxies for use at the Stockholders' Meeting (defined in Section 5.10(b) hereof) (the "PROXY STATEMENT") and respond to any comments of the SEC with respect to the Proxy Statement and cause the Proxy Statement to be mailed to its stockholders;

     (b) call and give notice of, as soon as practicable following the clearance of the Proxy Statement by the SEC, the annual meeting of its stockholders (the "STOCKHOLDERS' MEETING") to be duly called and held as soon as reasonably practicable (and shall use its best efforts to cause such meeting to be held no later than December 31, 2001), for the purpose of voting to approve or ratify the authorization and issuance of the Conversion Shares and shall use its best efforts to obtain such stockholder approval or ratification; and

     (c) recommend approval or ratification, of the issuance of the Conversion Shares, and include such recommendation in the Proxy Statement, and take all lawful action to solicit such stockholder approval or ratification.

                                   ARTICLE 6
                               Negative Covenants

     The Company agrees that from the date hereof until the Closing Date and thereafter so long as any of the Notes remain outstanding:

     Section 6.01. Debt. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, or any contingent obligations which would be Debt hereunder if they were non-contingent, except for

     (a) Debt or such contingent obligations outstanding on the date of this Agreement as set forth in Schedule 6.01 plus any renewals, extensions, replacements or other refinancing thereof, provided that after giving effect to such renewal, extension, replacement or other refinancing, Debt permitted pursuant to this Section 6.01(a) does not exceed the amount listed on Schedule
6.01 as of the Closing Date;

     (b)  Debt under the Financing Documents;

     (c) Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring any asset (including through Capital Leases), in an aggregate principal amount at any time outstanding not greater than $5,000,000; and

     (d)  Debt to a wholly-owned Subsidiary.

     Section 6.02. Negative Pledge. The Company will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) any Lien on any asset securing Debt permitted under Section 6.01(c) incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches solely to such asset and concurrently with or within 90 days after the acquisition thereof;

     (b) Liens existing on the date of this Agreement securing Debt permitted by
Section 6.01(a) in an aggregate principal amount not exceeding $1,000,000;

     (c) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or payable;

     (d) other Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $500,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

     (e)  Liens created by the Security Documents.

     Section 6.03. Consolidations, Mergers And Sales Of Assets. The Company will not, and will not permit any of its Subsidiaries to, (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, any of its or their assets, other than (x) dispositions of Temporary Cash Investments, (y) dispositions for cash and fair value of assets that the board of directors (or comparable body) of the Company determines in good faith are no longer used or useful to or necessary for the business of the Company and its Subsidiaries and (z) the disposition of the Company's "streaming media" business.

     Section 6.04. Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment.

     Section 6.05. Purchase Of Assets; Investments. The Company will not, and will not permit any of its Subsidiaries to, acquire any assets other than in the ordinary course of business. The Company will not, and will not permit any of its Subsidiaries to, make, acquire or own any Investment in any Person other than (a) Temporary Cash Investments and (b) Investments in Subsidiaries; provided that the aggregate amount of Investments in Subsidiaries (whether now existing or hereafter created or acquired) made after the date hereof shall not exceed $500,000. Without limiting the generality of the foregoing, the Company will not, and will not permit any of its Subsidiaries to, (i) acquire or create any Subsidiary unless such Subsidiary becomes a Lien Grantor (as defined in the Security Agreement) pursuant to Section 15 of the Security Agreement or (ii) engage in any joint venture or partnership with any other Person, in each case without the prior written consent of the Required Holders; provided that the foregoing clause (ii) shall not prohibit the Company or any Subsidiary from entering into a strategic alliance which does not involve the transfer of cash or other assets, or equity of the Company or any such Subsidiary.

     Section 6.06. Transactions With Affiliates. Except as disclosed in the Company Reports or on Schedule 6.06 and except for transactions on fair and reasonable terms and conditions no less favorable to the Company as the terms and conditions which would apply in a comparable transaction with a Person other than an Affiliate, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company without the prior written consent of the Required Holders.

     Section 6.07. Notice Of Issuance Of Securities. The Company shall not issue any securities from the date of this Agreement until the conversion of the Notes, in their entirety, without the prior written consent of the Required Holders, such consent not to be unreasonably withheld; provided that, the Company shall not be required to obtain such consent in connection with (i) any issuance of securities pursuant to the exercise or conversion of any securities outstanding as of the date of this Agreement, (ii) the issuance of any shares of Common Stock, or options or other rights to purchase or acquire shares of Common Stock, or the issuance of any other securities, to directors, employees, consultants or advisors to the Company, pursuant to a formal plan duly adopted by the board of directors,

(iii) the issuance by the Company of Common Stock to any Person that is not an Affiliate of the Company or (iv) the issuance by the Company of Common Stock to any Purchaser as payment of interest on any Note or in satisfaction of Affiliate Obligations.

     Section 6.08. Amendments And Waivers. Without the prior written consent of the Required Holders, the Company will not, nor will the Company permit any of its Subsidiaries to, agree to (i) any amendment to or waiver of or in respect of the Organizational Documents of the Company or such Subsidiary or any Financing Document or (ii) any other material amendment to or waiver of any material contract constituting a part of the Collateral, if in each case, such amendments or waiver would adversely affect the rights or remedies of any Purchaser under the Financing Documents.

                                   ARTICLE 7
                               Events Of Default

     Section 7.01 . Events Of Default. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise):

     (a) the Company shall fail to pay any principal, when due, or shall fail to pay within 5 days of the due date any interest or premium on any Note, any fees or any other amount payable hereunder;

     (b)  the Company shall fail to observe or perform any covenant contained in
Article 6 hereof, or Section 5(b), 5(e) or 7 of the Security Agreement;

     (c) the Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in the Financing Documents (other than those covered by Section 7.01(a) or 7.01(b) above) for 10 days after written notice thereof has been given to the Company by either Purchaser;

     (d) any representation, warranty, certification or statement made by the Company or any of its Subsidiaries in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document shall prove to have been incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made);

     (e) the Company or any of its Subsidiaries shall fail to make any payment in respect of any Material Debt (other than the Notes);

     (f) any event or condition shall occur which (i) results in the acceleration of the maturity of any Material Debt (other than the Notes) of the Company or any of its Subsidiaries, or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Material Debt or any Person acting on such holder's behalf to accelerate the maturity thereof, or (iii) results in a violation of, or a default under, any provision of the certificate of incorporation of the Company or any of its Subsidiaries;

     (g) the Company or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (h) an involuntary case or other proceeding shall be commenced against the Company or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any of its Subsidiaries under the federal bankruptcy laws as now or hereafter in effect;

     (i) one or more judgments or orders for the payment of money aggregating in excess of $1,000,000 shall be rendered against the Company or any of its Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 10 days;

     (j)  there shall occur a Change of Control;

     (k) through no fault of the Purchasers, the Lien created by any of the Security Documents shall at any time fail to constitute a valid and perfected Lien on any material portion of the Collateral purported to be secured thereby, subject to no prior or equal Lien except Permitted Liens, or the Company or any of its Subsidiaries shall so assert in writing;

     (l) the Company or any of its Subsidiaries shall be prohibited or otherwise materially restrained from conducting the business theretofore conducted by it by virtue of any determination, ruling, decision, decree or order of any court or regulatory authority of competent jurisdiction and such determination, ruling, decision, decree or order remains unstayed and in effect for any period of 10 days; or

     (m) any of the Financing Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any such party shall so assert in writing;

     then, and in every such event and at any time thereafter during the continuance of such event, the Required Holders may by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Company will pay the same; provided that in the case of any of the Events of Default specified in Section 7.01(g) or 7.01(h) above, without any notice to the Company or any other act by the Purchasers, the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Company will pay the same.

                                   ARTICLE 8
                                   Conditions

     Section 8.01. Conditions To Closing. The obligation of each Purchaser to purchase the Notes on the Closing Date shall be subject to the satisfaction of the following conditions precedent:

     (a)  receipt by CFS of a duly executed CFS Note;

     (b)  receipt by CMGI of a duly executed CMGI Note;

     (c) receipt by each Purchaser of evidence satisfactory to it in its reasonable and good faith discretion of the satisfaction (without waiver) of all conditions to the closing of the transactions contemplated by the Transaction Agreement on the Closing Date;

     (d) receipt by each Purchaser of evidence satisfactory to it of the effectiveness of and a copy of all Financing Documents required to be effective on the Closing Date, all in form and substance reasonably satisfactory to such Purchaser, in each case in its reasonable and good faith discretion;

     (e) receipt by each Purchaser of an opinion of counsel for the Company (which shall be a nationally recognized law firm reasonably acceptable to the Purchasers), satisfactory in form and substance to such Purchaser and covering such matters relating to the transactions contemplated hereby as either Purchaser may reasonably request (by its execution and delivery of this Agreement, the

Company authorizes and directs such counsel to deliver such opinions to the Purchasers);

     (f) receipt by each Purchaser of all amounts due and payable to it on or prior to the Closing Date under each Financing Document;

     (g) receipt by each Purchaser of a certificate signed by the chief financial officer or treasurer of the Company to the effect that, both before and immediately after the purchase and sale of the Notes and the other transactions contemplated to take place on the Closing Date, including those contemplated by the Transaction Agreement (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company and its Subsidiaries made in or pursuant to the Financing Documents are true;

     (h) receipt by each Purchaser of the certificate referred to in Section 5.04(c); and

     (i) receipt by each Purchaser of all documents either Purchaser may reasonably request relating to the existence of the Company and its Subsidiaries, the authority for and the validity of the Financing Documents, and any other matters relevant hereto, all in form and substance satisfactory to each Purchaser, in its sole good faith discretion.

     The certificates and opinions referred to in this Section shall be dated the Closing Date.

                                   ARTICLE 9
                Expenses, Indemnity, Taxes And Right To Perform

     Section 9.01. Expenses. Whether or not the transactions contemplated hereby shall be consummated, each party hereto shall bear its own (i) costs and expenses of preparation of this Agreement and the other Financing Documents and
(ii) the fees, expenses and disbursements of each of its counsel to, and each of its independent appraisers and consultants retained in connection with the negotiation, preparation, execution and administration of this Agreement and the other Financing Documents. The Company agrees to pay (i) the reasonable fees, expenses and disbursements of counsel to, and independent appraisers and consultants retained by, the Purchasers in connection with the negotiation, preparation, and execution of any amendments to or any waivers of this Agreement or any other Financing Document, (ii) all reasonable costs and expenses of creating, perfecting and maintaining Liens pursuant to the Financing Documents, including title investigations and fees and expenses of such local counsel as either Purchaser shall request; provided that any such costs in excess of $5,000 per Lien Grantor shall be payable by the Purchasers, pro-rata to the outstanding principal amount of each Purchaser's Note, (iii) the reasonable fees, expenses and disbursements of independent accountants or other experts retained by the Purchasers in connection with not more than two accounting and collateral audits or reviews of the Company and its affairs during any calendar year and
(iv) if an Event of Default occurs, all out-of-pocket expenses incurred by each Purchaser, including fees and disbursements of counsel and all expenses of protecting, storing, insuring, handling, maintaining or selling any Collateral, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     Section 9.02. Indemnity. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to indemnify, pay and hold harmless the Purchasers and any subsequent holder of any of the Notes and the officers, directors, and employees of the Purchasers and such holders (collectively called the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of the Company, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by the Purchasers) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Financing Documents and the use or intended use of the proceeds of the Notes, except that the Company shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.

                                  ARTICLE 10
                                 Miscellaneous

     Section 10.01. Survival. The indemnities and agreements set forth in
Article 9 shall survive the payment of the Notes and any termination of this Agreement.

     Section 10.02. No Waivers. No failure or delay by any Purchaser in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 10.03. Security Agreement. The Purchasers hereby approve the provisions of the Security Agreement and agree to be bound by the provisions thereof, including, without limitation, Section 13 thereof.

     Section 10.04. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth below (other than notices, requests or other communications provided to CFS under Section 5.01, which shall be given to CFS at the address or facsimile number set forth below) or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Company.

If to the Company to:                  NaviSite, Inc.
                                       400 Minuteman Road
                                       Andover, MA 01810
                                       Attention:  General Counsel
                                       Facsimile:  (978) 682-8100

If to CFS generally, to:               Compaq Financial Services Corporation
                                       420 Mountain Avenue
                                       Murray Hill, NJ 07974
                                       Attention :  General Counsel
                                       Facsimile: (908) 898-4137

With a copy to:                        Davis Polk & Wardwell
                                       450 Lexington Avenue
                                       New York, New York  10017
                                       Attention:  Chris Mayer
                                       Facsimile:  (212) 450-4800

If to CFS pursuant to Section 5.01:    Compaq Financial Services Corporation
                                       420 Mountain Avenue
                                       Murray Hill, NJ 07974
                                       Attention: Vice President and
                                       Managing Director Global
                                       Structured Finance

                                       Facsimile:  (908) 898-4138

With a copy to:                        Davis Polk & Wardwell
                                       450 Lexington Avenue
                                       New York, New York  10017
                                       Attention:  Chris Mayer
                                       Facsimile:  (212) 450-4800

If to CMGI to:                         CMGI, Inc.
                                       100 Brickstone Square
                                       Andover, MA 01810
                                       Attention:  General Counsel
                                       Facsimile:  (978) 684-3601


With a copy to:                        Hale and Dorr LLP
                                       60 State Street
                                       Boston, MA 02109
                                       Attention:  Mark G. Borden, Esq.
                                       Facsimile:  (617) 526-5000

Each such notice, request or other communication shall be effective (i) when delivered to such party at its address specified above, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified above, and such party sends back an electronic confirmation of receipt, or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage.

     Section 10.05. Payments. Each payment of principal on the Notes and each payment of interest on the Notes shall be allocated pro rata among the Purchasers in accordance with the respective principal amounts of their outstanding Notes. Any amounts paid by the Company under the Notes shall be applied in the following order: first, to the payment of any interest accrued up to the date of such payment on any overdue amount under the Notes; second, to the payment of any interest on the principal of the Notes, provided that such interest is due and payable at such date; and third, to the payment of any outstanding principal amount of the Notes, provided that such principal amount is due and payable at such date.

     Section 10.06. Severability. In case any provision of or obligation under this Agreement or the Notes or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 10.07. Amendments And Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided that no such amendment or waiver shall, unless signed by all of the Purchasers (i) reduce the principal of or rate of interest on any Note or (ii) postpone the date fixed for any payment of principal on any Note or of interest on any Note.

     Section 10.08. Successors And Assigns; Registration. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any transferee of any Note), except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Required Holders.

     (b) Either of the Purchasers may at any time assign or transfer all, or a proportionate part of all of its rights and obligations under this Agreement and the Notes only with the prior written consent of the Company and each other Purchaser (each, a "NON-ASSIGNING PURCHASER"), which consent shall not be unreasonably withheld or delayed; provided that the consent of the Company and the Non-Assigning Purchasers shall not be required for such assignments or transfers (i) to an Affiliate of a Purchaser or (ii) to another Purchaser. Subject to the restriction contained in the foregoing sentence, the terms and provisions of this Agreement shall inure to the benefit of any transferee or assignee of any Note and, in the event of such transfer or assignment, the rights and privileges herein conferred upon the assigning Purchaser shall automatically extend to and be vested in such transferee or assignee, all such to the terms and conditions hereof.

     (c) Upon any assignment of any Note, the assigning Purchaser shall surrender its Note to the Company for exchange or registration of transfer, and the Company will promptly execute and deliver in exchange therefor a new Note or Note of the same tenor, and registered in the name of the assignor Purchaser (if less than all of such Purchaser's Notes are assigned) and the name of the assignee Purchaser.

     (d) The Company shall maintain a register (the "NOTE REGISTER") of the Purchasers and all assignee Purchasers that are the holders of all the Notes issued pursuant to this Agreement. The Company will allow any Purchaser to inspect and copy such list at the Company's principal place of business during normal business hours. Prior to the due presentment for registration of transfer of any Note, the Company may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium and interest on such Note and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

     (e) Each Purchaser (including any assignee Purchaser at the time of such assignment) represents that it (i) is acquiring its Note solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, (ii) has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Notes,
(iii) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, and (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, including a complete loss of its investment.

     (f) Each Purchaser understands that the Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future such Purchaser decides to resell, pledge or otherwise transfer any of the Notes, such Notes may be resold, pledged or transferred only (i) to the Company, (ii) to a person who such Purchaser reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act, or (iii) pursuant to an exemption from registration under the Securities Act.

     (g) Each Purchaser understands that the Notes will, unless otherwise agreed by the Company and the holder thereof, bear a legend to the following effect:

     THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

     Section 10.09. Lost Or Destroyed Notes. If any Note becomes mutilated and is surrendered by the Purchaser with respect thereto to the Company, or if any Purchaser claims that its Note has been lost, destroyed or wrongfully taken, the Company shall execute and deliver to such Purchaser a replacement Note, upon the affidavit of such Purchaser attesting to such loss, destruction or wrongful taking with respect to such Note and such lost, destroyed, mutilated, surrendered or wrongfully taken Note shall be deemed to be canceled for all purposes hereof.

Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no indemnity shall be required as a condition of the execution and delivery of a replacement Note. Any costs and expenses of the Company in replacing any such Note shall be for the account of such Purchaser.

     Section 10.10. Headings. Headings and captions used in the Financing Documents (including the Exhibits and Schedules hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect.

     Section 10.11. Confidentiality. In handling any confidential information of the Company or any of its Subsidiaries, the Purchasers shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the agents, employees, Subsidiaries or Affiliates of such Person in connection with its present or prospective business relations with the Company and its Subsidiaries arising out of the Financing Documents, but only to the extent that each such agent, employee, Subsidiary or Affiliate has been directed to maintain the confidentiality of such information in accordance with the provisions of this Section 10.11, (ii) to prospective transferees or purchasers of any interest in the Notes, provided that they have agreed to be bound by the provision of this Section 10.11, (iii) as required by law, regulations, rule, request or order, subpoena, judicial order or similar order and in connection with any litigation, and (iv) as may be required in connection with the examination, audit or similar investigation of such Person. The Purchasers will not use or allow the use of confidential information for any purpose except in connection with the transactions and agreements contemplated by the Financing Documents. Confidential information shall include only such information identified as such in writing at the time provided to the Purchasers or upon written notice to the Purchasers at any time thereafter and shall not include information that either: (i) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person or (ii) is disclosed to such Person by a third party, provided the Purchasers do not have actual knowledge that such third party is prohibited from disclosing such information.

     Section 10.12 . Governing Law; Submission To Jurisdiction. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES

HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.03. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     Section 10.13. Waiver Of Jury Trial. EACH OF THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 10.14. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, the other Financing Documents and the Transaction Agreement constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                             NAVISITE, INC.

                                             By: /s/ Patricia Gilligan
                                                 ----------------------------
                                                 Name: Patricia Gilligan
                                                 Title: President and Chief
                                                        Executive Officer


                                             COMPAQ FINANCIAL SERVICES
                                              CORPORATION

                                             By: /s/ Edward W. Andrews, Jr.
                                                 ----------------------------
                                                 Name: Edward W. Andrews, Jr.
                                                 Title: Vice President and
                                                        Managing Director


                                             CMGI, INC.

                                             By: /s/ George A. McMillan
                                                 ----------------------------
                                                 Name: George A. McMillan
                                                 Title: Chief Financial Officer

                                                             EXHIBIT A
                                                  to the Note Purchase Agreement

                                  FORM OF NOTE

     THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

     THE HOLDER OF THIS NOTE IS ENTITLED TO THE BENEFITS OF THE GUARANTEE AND SECURITY AGREEMENT DATED OCTOBER __, 2001 AMONG THE COMPANY, CERTAIN SUBSIDIARY GUARANTORS THERETO AND COMPAQ FINANCIAL SERVICES CORPORATION, AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THE HOLDER OF THIS
NOTE IS ENTITLED TO THE BENEFITS OF THE AMENDMENT TO AND RESTATEMENT OF TO THE INVESTOR RIGHTS AGREEMENT DATED OCTOBER __, 2001 AMONG THE COMPANY, COMPAQ FINANCIAL SERVICES CORPORATION AND CMGI, INC., AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.

                                 NAVISITE, INC.

                     12% Convertible, Senior, Secured Note
                             Due December 31, 2007

U.S. $_______                                                   October __, 2001

     FOR VALUE RECEIVED, the undersigned, NaviSite, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to __, a Delaware corporation (the "PURCHASER"), the principal sum of US$____ in twelve equal quarterly installments (each a "PRINCIPAL PAYMENT"), together with accrued but unpaid interest thereon, commencing on the first Interest Payment Date (as defined below) in 2005 and continuing on each Interest Payment Date thereafter (each date on which a Principal Payment is made, a "PRINCIPAL PAYMENT DATE") until December 31, 2007 (the "MATURITY DATE"). The Company may not prepay this Note. Interest on the outstanding principal shall be at a rate of 12% per annum ("INTEREST"), calculated on the basis of a 360 day year consisting of twelve 30 day months, and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each an "INTEREST PAYMENT DATE") beginning December 31, 2001 until the Maturity Date. Interest for first Interest Payment Date shall be calculated from the date of issuance hereof to the first Interest Payment Date. If all or a portion of a Principal Payment or Interest shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), the Company hereby promises to pay, on demand, interest on such overdue amount from and including the due date to, but excluding, the date such amount is paid in full at 14% per annum (and until the date such overdue amount is paid in full, "Interest" on such overdue amount shall mean interest at such rate).

     This Note is being delivered pursuant to a Note Purchase Agreement, dated as of October 29, 2001, among the Company, the Purchaser and [CFS/CMGI] (the "NOTE PURCHASE AGREEMENT"). This Note is one of the Notes referred to in the Note Purchase Agreement, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events and for the amendment or waiver of certain provisions of the Note Purchase Agreement, all upon the terms and conditions therein specified.

     1. Certain Definitions. As used herein, the following terms have the following meanings:

     "CLOSING PRICE" shall mean, on any day, (i) the closing price of the Common Stock (or any other security for which a closing price must be determined) on a national securities exchange or as quoted on the Nasdaq National Market on such day, as reported by the Wall Street Journal or (ii) if the Common Stock (or any such other security) is quoted on the Nasdaq National Market but no sale occurs on such day, the average of the closing bid and asked prices of the Common Stock (or any such other security) on the Nasdaq National Market on such day, as reported by the Wall Street Journal or (iii) if the Common Stock (or any such other security) is not so listed or quoted, the average of the closing bid and asked prices of the Common Stock (or any such other security) in the U.S. over-the-counter market or (iv) if no such trading market is readily available, the fair market value of the Common Stock (or any such other security) as determined in accordance with Section 5(b) hereof.

     "CURRENT MARKET PRICE" of the Common Stock means the average of the daily Closing Prices of the Common Stock for the five consecutive trading days selected by the board of directors commencing not more than 20 trading days before, and ending not later than the date immediately preceding the record date fixed in connection with such event or, if there is no record date, the date of such event; provided, that the Current Market Price of the Common Stock in connection with a Spin-Off shall mean the average of the daily Closing Prices of the Common Stock for the same five consecutive trading days used to determine the Fair Market Value of the securities being distributed in such Spin-Off.

     "FAIR MARKET VALUE" of the securities to be distributed to the holders of the Common Stock in connection with a Spin-Off shall mean the average of the daily Closing Prices of such securities for a five consecutive trading day period selected by the board of directors during the period beginning on the first day of trading of such securities after the effectiveness of such Spin-Off and ending not later than 20 days after the effectiveness of the Spin-Off.

     All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note Purchase Agreement.

     2. Security.

     The Purchaser's right to payment pursuant to the terms of this Note shall be secured to the extent and on the terms and conditions set forth in the Security Agreement, and the terms and provisions of the Security Agreement are incorporated herein by reference.

     3. Payment.

     Principal Payments on each Principal Payment Date and Interest on each Interest Payment Date shall be made by bank cashier's check payable to the Purchaser at the Purchaser's principal address set forth in Section 10.04 of the Note Purchase Agreement (or at such other place as the Purchaser hereof shall notify the Company in writing) or, if the Purchaser so specifies, by written notice to the Company given not less than two Business Days prior to the Principal Payment Date or the Interest Payment Date, as the case may be, by bank wire transfer, in immediately available funds, to the account so specified, in lawful money of the United States of America; provided that, at the election of the Company, so long as the Company is listed on the Nasdaq National Market, up to [one-sixth - CFS Note]/[100% - CMGI Note] of the amount of Interest due on any Interest Payment Date through and including the Interest Payment Date in December [2003 -CFS Note]/[2007-CMGI Note] may be paid in shares of Common Stock. The number of shares of Common Stock to be issued in payment of the Interest due on such Interest Payment Date shall equal the amount of such Interest to be paid in Common Stock divided by the average of the Closing Prices per share of the Common Stock on the five consecutive trading days ending on the trading day immediately preceding such Interest Payment Date. If any Principal Payment Date or any Interest Payment Date occurs on a date that is not a Business Day, then the Principal Sum or Interest then due shall be paid on the next succeeding Business Day.

     4. Conversion.

     (a) Conversion Rights. Subject to and in accordance with the provisions of this Section 4, at any time on or prior to the Maturity Date, the Purchaser may elect, in its sole discretion, to effect the conversion (the "CONVERSION") of all or any portion of the outstanding principal and interest due on this Note into shares of Common Stock. The number of shares of Common Stock into which the outstanding principal and accrued but unpaid interest (or portion thereof) shall be converted pursuant to this Section 4(a) shall be determined by dividing the amount of outstanding principal and interest the Purchaser has elected to convert by $0.26. The Conversion Price is subject to adjustment as provided in
Section 5 hereof.

     (b) Manner of Effecting the Conversion. If the Purchaser elects to effect the Conversion pursuant to Section 4(a) hereof, the Purchaser shall deliver a duly executed written notice to the Company of such election (the "CONVERSION NOTICE"), and in such event the Conversion shall be deemed to have been effected at the close of business on the date such Conversion Notice is given. Upon any Conversion of this Note in accordance with the terms hereof, the rights of the Purchaser with respect to the outstanding principal and all interest pursuant to this Note shall cease and the Purchaser shall be deemed to have become the holder of record of the shares of Common Stock into which this Note shall have been converted, provided that, if the Purchaser elects to convert only a portion of the outstanding principal and interest pursuant to Section 4(a) hereof, then the Company will deliver a new note to the Purchaser, on the same terms and conditions as this Note, with respect to the portion of the outstanding principal and interest that is not converted (the "NEW NOTE"). Concurrently with the delivery of a Conversion Notice, the Purchaser shall surrender this Note to the Company. Promptly upon its receipt of a Conversion Notice, the Company shall
(i) deliver to or upon the written order of the Purchaser, a certificate or certificates for the number of shares of Common Stock issuable upon such Conversion, (ii) make a cash payment in respect of any fraction of a share as provided in Section 4(c) hereof and (iii) if applicable, deliver a New Note as set forth in this Section 4(b).

     (c) Fractional Shares. No fractional shares shall be issued upon any Conversion. Instead of any fractional share which would otherwise be issuable upon a Conversion, the Company shall pay a cash amount in respect of such fractional share in an amount based upon the Closing Price of the Common Stock on the trading day immediately preceding such Conversion.

     (d) Notwithstanding anything contained herein, this Note may not be converted until the Company has obtained the stockholder approvals required in accordance with Rule 4350(i) of the National Association of Securities Dealers Manual and Delaware corporate law.

     5. Antidilution Provisions.

     (a) The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) STOCK SPLITS AND COMBINATIONS. In case the Company shall at any time or from time to time after the Closing Date (A) subdivide or split the outstanding shares of Common Stock, (B) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares or (C) issue by reclassification of the shares of Common Stock any shares of Capital Stock of the Company, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of this Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Note been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective at the close of business on the day upon which such corporate action becomes effective. Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) STOCK DIVIDENDS IN COMMON STOCK. In case the Company shall at any time or from time to time after the Closing pay a dividend or make a distribution in shares of Common Stock on any class of Capital Stock of the Company other than dividends or distributions of shares of Common Stock or other securities with respect to which adjustments are provided in Section 5(a)(i) above, the Conversion Price shall be adjusted so that the holder of this Note shall be entitled to receive upon conversion thereof, the number of shares of Common Stock determined by multiplying (A) the applicable Conversion Price by (B) a fraction, the numerator of which shall be the number of shares of Common Stock theretofore outstanding and the denominator of which shall be the sum of such number of shares and the total number of shares issued in such dividend or distribution.

          (iii) ISSUANCE OF RIGHTS OR WARRANTS. In case the Company shall issue to all holders of Common Stock rights or warrants entitling such holders to subscribe for or purchase Common Stock at a price per share less than the Current Market

     Price, the Conversion Price in effect immediately prior to the close of business on the record date fixed for determination of stockholders entitled to receive such rights or warrants shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which is the sum of the number of shares of Common Stock outstanding at the close of business on such record date and the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which is the sum of the number of shares of Common Stock outstanding at the close of business on such record date and the number of additional shares of Common Stock so offered for subscription or purchase. For purposes of this subparagraph (iii), the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights or warrants to purchase the Common Stock into which such securities are convertible at an aggregate offering price equal to the sum of the aggregate offering price of such securities and the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock. Such adjustment shall be made successively whenever any such event shall occur.

          (iv) DISTRIBUTION OF INDEBTEDNESS, SECURITIES OR ASSETS. In case the Company shall distribute to all holders of Common Stock (whether by dividend or in a merger, amalgamation or consolidation or otherwise) evidences of indebtedness, shares of Capital Stock of any class or series, other securities, cash or assets (other than Common Stock, rights or warrants referred to in subparagraph (iii) above and other than as a result of a Fundamental Change (as defined below)), the Conversion Price in effect immediately prior to the close of business on the record date fixed for determination of stockholders entitled to receive such distribution shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which is the Current Market Price on such record date less the fair market value (as determined in good faith by the board of directors, except in the case of a Spin-Off (as defined below)) of the portion of such evidences of indebtedness, shares of capital stock, other securities, cash and assets so distributed applicable to one share of Common Stock, and the denominator of which is the Current Market Price. Such adjustment shall be made successively whenever any such event shall occur.

          In respect of a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company (a "SPIN-OFF"), the adjustment to the Conversion Price under this subparagraph
     (iv) shall occur 20 trading days after the effective date of the Spin-Off.

          (v) ISSUANCE OF COMMON STOCK. In case the Company shall issue or sell any shares of Common Stock at a price per share less than the Current Market Price (other than any (i) such transaction as to which an adjustment is otherwise provided for in this Section 5, (ii) the issuance by the Company of Common Stock to pay interest pursuant to Section 3 hereof or in satisfaction of Affiliate Obligations or (iii) the issuance by the Company to directors, employees, consultants or advisors of the Company of shares of Common Stock, or grant of options or other rights to purchase or acquire Common Stock, at a price, or exercise price, as the case may be, no lower than the fair market value of the Common Stock (as reasonably determined by the independent directors of the Company in good faith as of the time of issuance or grant, as the case may be), so long as the aggregate number of shares of Common Stock that are so issued or with respect to which an option or other right is so granted under this clause (iii) does not exceed 14,500,000 shares or (iv) the issuance by the Company of Common Stock pursuant to the NaviSite warrants in accordance with their terms as of the date hereof the Conversion Price in effect immediately prior to the close of business on the date immediately preceding such issuance or sale shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which is the sum of the number of shares of Common Stock outstanding at the close of business on the date immediately preceding such issuance or sale (giving assumed effect to the conversion of all convertible securities outstanding on the date hereof) to and the number of shares of Common Stock that the aggregate price paid for the total number of shares of Common Stock so issued or sold on such date would purchase at such Current Market Price and the denominator of which is the sum of the number of shares of Common Stock outstanding at the close of business on the date immediately preceding such issuance or sale (giving assumed effect to the conversion of all convertible securities outstanding on the date hereof) and the number of additional shares of Common Stock so issued or sold. For purposes of this subparagraph (v), the issuance of rights, options or warrants to purchase Common Stock or securities convertible or exchangeable for Common Stock shall be deemed to be the issuance of the Common Stock into which such securities are exercisable at an aggregate price equal to the sum of the aggregate price paid for such securities and the minimum aggregate amount (if any) payable upon exercise or conversion of such options, rights, warrants or securities for Common Stock, and the date of issuance and sale for purposes hereof shall be the date upon which such options, rights or warrants were issued or amended. Such adjustment shall be made successively whenever any such event shall occur; provided that no adjustment shall be made upon exercise of any option, right or warrant. If an adjustment is made as the result of the issuance of an option, right, warrant or convertible security and such option, right, warrant or security expires unexercised or unconverted, the Conversion Price shall be readjusted to the price that would have been in effect if no such adjustment had been made.

          (vi) FUNDAMENTAL CHANGES. In case any transaction or event (including, without limitation, any merger, consolidation, combination, recapitalization, sale of assets, tender or exchange offer, reclassification, compulsory share exchange or liquidation) shall occur in which all or substantially all outstanding shares of Common Stock are converted into or exchanged or acquired for or constitute the right to receive stock, other securities, cash, property or assets (each, a "FUNDAMENTAL CHANGE"), the holder of this Note outstanding immediately prior to the occurrence of such Fundamental Change shall have the right upon any subsequent conversion to receive (but only out of legally available funds, to the extent required by applicable law) the kind and amount of stock, other securities, cash, property or assets that such holder would have received if such share had been converted immediately prior thereto.

     (b) (i) Subject to paragraph (b)(ii) below, each determination of the Closing Price pursuant to clause (iv) of the definition of "Closing Price" shall be made in good faith by the Company. Upon each determination of the fair market value of the Common Stock by the Company hereunder, the Company shall promptly give notice thereof to each Purchaser, setting forth in reasonable detail the calculation of such fair market value and the method and basis of determination thereof (the "Company Determination").

          (ii) If the Required Holders shall disagree with the Company Determination and shall by notice to the Company given within 10 days after the Company's notice of the Company Determination (an "Appraisal Notice") elect to dispute the Company Determination, such dispute shall be resolved as set forth in paragraph (b)(iii) below; provided that such procedure shall not apply to any determination of fair market value made pursuant to
     Section 5(a)(v)(ii).

          (iii) The Company shall within 10 days after an Appraisal Notice shall have been given pursuant to paragraph (b)(i) above engage an investment bank or other qualified appraisal firm reasonably acceptable to the Required Holders (the "APPRAISER") to make an independent determination of the fair market value of the Common Stock (the "APPRAISER DETERMINATION"). The Appraiser Determination shall be final and binding on the Company and the Purchasers. If the Company Determination and the Appraiser Determination differ by an amount of 15% or less of the Company Determination, then the costs of conducting the appraisal shall be borne equally by the Company and the Purchasers; if the Company Determination is greater than the Appraiser Determination by more than 15% of the Company Determination, then the costs of conducting the appraisal shall be borne entirely by the Purchasers; and if the Appraiser Determination is greater than the Company Determination by more than 15% of the Company Determination, then the costs of conducting the appraisal shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any Purchasers shall be separately borne by them.

     (c) Anything in paragraph (a) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments (each of which shall be carried forward until counted toward adjustment), determined as above provided, shall have resulted in a change of the Conversion Price by at least 1%, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Price by at least 1%, such change in the Conversion Price shall thereupon be given effect. In the event that, at any time as a result of the provisions of this paragraph (b), the holder of this Note upon subsequent conversion shall become entitled to receive any shares of Capital Stock of the Company other than Common Stock, the number of such other shares so receivable upon conversion of this Note shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

     (d) In any case in which paragraph (a) requires that an adjustment as a result of any event is to become effective from and after a record date, the Company may elect to defer until after the occurrence of such event (i) issuing to the holder of this Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately prior to adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share of Common Stock.

     (e) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion or in the Conversion Price then in effect shall be required by reason of the taking of such record.

     (f) Upon any adjustment of the Conversion Price or the number of shares of Common Stock issuable upon the Conversion of this Note, a certificate, signed by
(i) the Company's president and chief financial officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Purchaser at the address set forth in Section 10.04 of the Note Purchase Agreement hereof and shall specify the adjusted Conversion Price and the number of shares of Common Stock issuable upon the Conversion of the Note after giving effect to the adjustment.

     (g) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser against impairment.

     (h) Except as otherwise provided herein, all sections of this Section 5 are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

     6. Governing Laws.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer as an instrument under seal, as of the day and year first above written.

                                              NAVISITE, INC.

                                              By:
                                                  ----------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B

                                                  to the Note Purchase Agreement


                       GUARANTEE AND SECURITY AGREEMENT


                                  dated as of


                               October __, 2001


                                     among


                                NAVISITE, INC.


                          THE GUARANTORS PARTY HERETO


                                      and


                    COMPAQ FINANCIAL SERVICES CORPORATION,
                         as Collateral Representative

                              TABLE OF CONTENTS
               ---------------------------------------------

SECTION 1.  Definitions......................................................  1
SECTION 2.  Guarantees by Guarantors.........................................  6
SECTION 3.  Grant of Transaction Liens.......................................  8
SECTION 4.  General Representations and Warranties...........................  9
SECTION 5.  Further Assurances; General Covenants............................ 11
SECTION 6.  Investment Property.............................................. 13
SECTION 7.  Collateral Accounts.............................................. 14
SECTION 8.  Remedies upon Event of Default................................... 15
SECTION 9.  Application of Proceeds.......................................... 16
SECTION 10.  Fees and Expenses; Indemnification.............................. 17
SECTION 11.  Authority to Administer Collateral.............................. 18
SECTION 12.  Limitation on Duty in Respect of Collateral..................... 19
SECTION 13.  General Provisions Concerning the Collateral Representative..... 19
SECTION 14.  Termination of Transaction Liens; Release of Collateral......... 21
SECTION 15.  Additional Guarantors and Lien Grantors......................... 22
SECTION 16.  Notices......................................................... 22
SECTION 17.  No Implied Waivers; Remedies Not Exclusive...................... 23
SECTION 18.  Successors and Assigns.......................................... 23
SECTION 19.  Amendments and Waivers.......................................... 23
SECTION 20.  Choice of Law................................................... 23
SECTION 21.  Waiver of Jury Trial............................................ 23
SECTION 22.  Severability.................................................... 24

SCHEDULES:
---------

    SCHEDULE 1 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

EXHIBITS:
--------

    EXHIBIT A    Security Agreement Supplement

    EXHIBIT B    Perfection Certificate

    EXHIBIT C    Issuer Control Agreement

                       GUARANTEE AND SECURITY AGREEMENT

     AGREEMENT dated as of October __, 2001 among NAVISITE, INC., the GUARANTORS party hereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

     WHEREAS, the Company is entering into the Note Purchase Agreement (as this and other capitalized terms are defined in Section 1 hereof), pursuant to which the Company intends to issue the Notes to the Purchasers;

     WHEREAS, the Company is willing to secure its obligations under the Notes and the Note Purchase Agreement by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

     WHEREAS, the Company is willing to cause each of its Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

     WHEREAS, the Purchasers are not willing to purchase the Notes unless (i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.

     (a) Terms Defined in Note Purchase Agreement. Terms defined in the Note Purchase Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

     (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                                    UCC
----                                                    ---
Account                                                9-102
Authenticate                                           9-102
Certificated Security                                  8-102
Chattel Paper                                          9-102
Document                                               9-102

Equipment                                              9-102
Financial Asset                                        8-102 & 103
General Intangibles                                    9-102
Instrument                                             9-102
Inventory                                              9-102
Investment Property                                    9-102
Payment Intangible                                     9-102
Record                                                 9-102
Securities Intermediary                                8-102
Security                                               8-102 & 103
Supporting Obligations                                 9-102
Uncertificated Security                                8-102

    (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

    "ARTICLE 9" means Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when such Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, " Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

    "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Representative pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

    "COLLATERAL ACCOUNT" has the meaning specified in Section 7.

    "COLLATERAL REPRESENTATIVE" means Compaq Financial Services Corporation, a Delaware corporation, in its capacity as representative of the Secured Parties under the Security Documents, and its successors in such capacity.

    "COMPANY" means NaviSite, Inc., a Delaware corporation.

    "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or
(v) any warrant, option or other right to acquire any Equity Interest described in this definition.

    "GUARANTORS" means each Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 15.

    "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit C (with any changes that the Collateral Representative shall have approved).

    "LIEN GRANTORS" means the Company and the Guarantors.

    "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

    "NOTE" has the meaning specified in the Note Purchase Agreement.

    "NOTE DOCUMENTS" means the Note Purchase Agreement, the Notes, the Registration Rights Agreement and the Security Documents and any documents or agreements contemplated therein.

    "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement of even date herewith among the Company and the Purchasers named therein.

    "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case reasonably acceptable to the Collateral Representative) addressed and delivered to the Collateral Representative.

    "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

    "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

    "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

    "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Representative, and signed by an officer of such Lien Grantor.

    "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 6.02 of the Note Purchase Agreement.

    "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

    "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

    "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

    "PURCHASERS" has the meaning specified in the Note Purchase Agreement.

    "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

    "RELEASE CONDITIONS" means the following condition for releasing all the Secured Guarantees and terminating all the Transaction Liens: all Secured Obligations shall have been paid in full.

    "REQUIRED HOLDERS" means the holders of more than 50% of the aggregate outstanding principal amount of the Notes.

    "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Company, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

    "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

    "SECURED OBLIGATIONS" means all principal of all Notes outstanding from time to time under the Note Purchase Agreement, all interest (including Post-Petition Interest) on such Notes and all other amounts now or hereafter payable by the Company pursuant to the Note Documents.

    "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

    "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Representative for the purpose of adding a Subsidiary as a party hereto pursuant to Section 15 and/or adding additional property to the Collateral.

    "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Note Documents.

    "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

    "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

    "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

    (a) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

    SECTION 2.  Guarantees by Guarantors.

    (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

    (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

        (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

        (ii) any modification or amendment of or supplement to any Secured Agreement;

        (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

        (iv) any change in the corporate existence, structure or ownership of the Company, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

        (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Company, any other Guarantor, any Secured Party or any other Person, whether in connection with the Notes or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

        (vi) any invalidity or unenforceability relating to or against the Company, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Company, any other Guarantor or any other Person; or

        (vii) any other act or omission to act or delay of any kind by the Company, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

    (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

        (ii) The Collateral Representative may release any Secured Guarantee with the prior written consent of the Required Holders.

    (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Guarantor or any other Person.

    (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against the Company, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

    (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Company is stayed by reason of the insolvency or receivership of the Company or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Collateral Representative.

    (g) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Representative or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

    (h) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

    SECTION 3.  Grant of Transaction Liens.

    (a) The Company, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Company or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

        (i)   all Accounts;

        (ii)  all Chattel Paper;

        (iii) all Documents;

        (iv)  all Equipment;

        (v) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

        (vi)   all Instruments;

        (vii)  all Inventory;

        (viii) all Investment Property;

        (ix) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

        (x) such Original Lien Grantor's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof,
    (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Representative; and

        (xi) all Proceeds of the Collateral described in the foregoing clauses (i) through (x).

    (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

    (c) The Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

    SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

    (a) Such Lien Grantor is a corporation1 duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

-------------
    1  Modify as needed if any Original Lien Grantor is not a corporation.

    (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

    (c) Except as set forth on the Perfection Certificate of such Lien Grantor, all Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens and other Permitted Liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Note Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

    (d) Except as set forth on the Perfection Certificate of such Lien Grantor, such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

    (e) Such Lien Grantor has not performed any acts that might prevent the Collateral Representative from enforcing any of the provisions of the Security Documents or that would limit the Collateral Representative in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

    (f) The Transaction Liens on all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

    (g) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the Effective Date. Within 60 days after the Effective Date, such Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on its Collateral.

    (h) When UCC financing statements describing the Collateral as set forth in
Schedule 1 to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens.

    (i) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

    (j) Such Lien Grantor's Collateral is insured as required by the Note Purchase Agreement.

    (k) All of such Lien Grantor's Inventory has or will have been produced in compliance, in all material respects, with the applicable requirements of the Fair Labor Standards Act, as amended.

    SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

    (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any intellectual property filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Representative may request, in order to:

        (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

        (ii) enable the Collateral Representative and the other Secured Parties to obtain the full benefits of the Security Documents; or

        (iii) enable the Collateral Representative to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Representative to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Representative its attorney-in-fact to execute and file all intellectual property filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 14. The Company will pay the costs of, or incidental to, any intellectual property filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto in accordance with clause (ii) of the second sentence of Section 9.01 of the Note Purchase Agreement.

    (b) Such Lien Grantor will not (i) change its name or corporate structure,
(ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Representative prior notice thereof.

    (c) At least 30 days before it takes any action contemplated by Section 5(b), such Lien Grantor will, at the Company's expense and at the request of the Purchasers, cause to be delivered to the Collateral Representative an Opinion of Counsel, in form and substance satisfactory to the Collateral Representative, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Holders, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

    (d) If any Collateral is located on premises leased by a Lien Grantor as lessee, such Lien Grantor shall, within 60 days of the date hereof in the case of leases in existence on the date hereof, and substantially simultaneously with the execution and delivery of such lease, in the case of leases hereafter entered into, use its reasonable efforts to secure from the landlord a waiver of contractual and statutory landlord's liens, an agreement to permit access to and removal of Collateral and other customary matters, all pursuant to an instrument in form and substance satisfactory to the Collateral Representative.

    (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Note Purchase Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Representative shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Representative or any other Secured Party. The Collateral Representative will, at the Company's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

    (f) Such Lien Grantor will, promptly upon request, provide to the Collateral Representative all information and evidence concerning such Lien Grantor's Collateral that the Collateral Representative may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

    SECTION 6. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

    (a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Representative as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Collateral Representative as Collateral hereunder.

    (b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same).

    (c) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Collateral Representative, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Representative.

    SECTION 7. Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Representative will establish with respect to each Lien Grantor an account (its "COLLATERAL ACCOUNT"), in the name and under the exclusive control of the Collateral Representative, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Note Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section.

    (b) The Collateral Representative shall deposit the following amounts, as and when received by it, in the Collateral Account of the applicable Lien
Grantor:

        (i) each amount required by the Note Documents to be deposited therein, including, without limitation, all proceeds specified in Section 5.04(d) of the Note Purchase Agreement; and

        (ii) each amount realized or otherwise received by the Collateral Representative with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document.

    (c) Unless (x) an Event of Default shall have occurred and be continuing and the Required Holders shall have instructed the Collateral Representative to stop withdrawing amounts from the Collateral Account pursuant to this subsection or (y) the maturity of the Notes shall have been accelerated pursuant to Article 7 of the Note Purchase Agreement, the Collateral Representative shall withdraw amounts deposited in the Collateral Account in accordance with Section 5.04(d) of the Note Purchase Agreement and apply them to pay, or reimburse the Company and its Subsidiaries for paying, the cost of repairing, restoring or replacing the affected property to the extent that the Company has certified, no less than 5 Business Days prior to the date of such withdrawal, that (i) it and its Subsidiaries intend to apply all or any portion of such amounts to pay the cost of repairing, restoring or replacing the affected property and (ii) if such property is to be replaced, the property acquired to replace it will be included in the Collateral at least to the extent that the property to be replaced was included therein;

    (d) Funds held in any Collateral Account may, until withdrawn, be invested and reinvested in such Temporary Cash Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, the Collateral Representative may select such Temporary Cash Investments.

    (e) If an Event of Default shall have occurred and be continuing, the Collateral Representative may withdraw any amounts held therein and apply such amounts as provided in Section 9.

    SECTION 8. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

    (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Representative may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 9 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by
Section 11. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

    (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

        (i) the Collateral Representative may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Representative shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license made available to the Collateral Representative;

        (ii) the Collateral Representative may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Representative and each other Secured Party from liability for, and agrees to hold the Collateral Representative and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Representative's or such Secured Party's gross negligence or willful misconduct; and

        (iii) upon request by the Collateral Representative (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Representative a power of attorney, in form and substance satisfactory to the Collateral Representative, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Representative its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

    SECTION 9. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

        first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Representative, and all expenses, liabilities and advances incurred or made by the Collateral Representative in connection with the Security Documents;

        second, to pay the unpaid principal of the Secured Obligations ratably until payment in full of the principal of all Secured Obligations shall have been made;

        third, to pay ratably all interest (including Post-Petition Interest) on the Secured Obligations until payment in full of all such interest shall have been made;

        fourth, to pay all other Secured Obligations ratably until payment in full of all such other Secured Obligations shall have been made; and

        finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(h). The Collateral Representative may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

    (b) In making the payments and allocations required by this Section, the Collateral Representative may rely upon information supplied to it by the Secured Parties. All distributions made by the Collateral Representative pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Representative shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

    SECTION 10. Fees and Expenses; Indemnification. (a) The Company will forthwith upon demand pay to the Collateral Representative:

        (i) the amount of any taxes that the Collateral Representative may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

        (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Representative may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Representative of any of its rights or powers under the Security Documents; and

        (iii) the amount required to indemnify the Collateral Representative for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Representative in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Representative's gross negligence or willful misconduct or a breach of any duty that the Collateral Representative has under this Agreement (after giving effect to Sections 12 and 13).

Any such amount not paid to the Collateral Representative in accordance with the Security Documents will bear interest for each day thereafter until paid at a rate of 14% per annum.

    (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Collateral Representative or as otherwise required by law.

    SECTION 11. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Representative its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

        (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

        (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

        (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Representative were the absolute owner thereof, and

        (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Representative will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Representative fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

    SECTION 12. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Representative will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Representative will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Representative in good faith, except to the extent that such liability arises from the Collateral Representative's gross negligence or willful misconduct.

    SECTION 13. General Provisions Concerning the Collateral Representative. (a) Authority. The Collateral Representative is authorized to take such actions and to exercise such powers as are delegated to the Collateral Representative by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

    (b) Rights and Powers as a Secured Party. The Collateral Representative shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Representative.

    (c) Limited Duties and Responsibilities. The Collateral Representative shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Representative shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and (b) the Collateral Representative shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Representative is required in writing to exercise by the Required Holders. The Collateral Representative shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Holders or in the absence of its own gross negligence or willful misconduct. The Collateral Representative shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Representative shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Representative by the Company or a Secured Party, and the Collateral Representative shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

    (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Representative shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Representative also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Representative may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

    (e) Sub-Agents and Related Parties. The Collateral Representative may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Representative and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 12 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Representative and any such sub-agent.

    (f) The Collateral Representative may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Representative's opinion,
(i) is contrary to law or the provisions of any Security Document or (ii) may expose the Collateral Representative to liability (unless the Collateral Representative shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction).

    (g) Resignation; Successor Collateral Representative. Subject to the appointment and acceptance of a successor Collateral Representative as provided in this subsection, the Collateral Representative may resign at any time by notifying the Holders and the Company. Upon any such resignation, the Required Holders shall have the right, in consultation with the Company, to appoint a successor Collateral Representative. If no successor shall have been so appointed by the Required Holders and shall have accepted such appointment within 30 days after the retiring Collateral Representative gives notice of its resignation, then the retiring Collateral Representative may, on behalf of the Secured Parties, appoint a successor Collateral Representative. Upon acceptance of its appointment as Collateral Representative hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Representative hereunder, and the retiring Collateral Representative shall be discharged from its duties and obligations hereunder. After the Collateral Representative's resignation hereunder, the provisions of this Section and Section 12 shall continue in effect for the benefit of such retiring Collateral Representative, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Representative was acting as Collateral Representative.

    SECTION 14. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

    (b) The Transaction Liens granted by the Company shall terminate when all the Release Conditions are satisfied.

    (c) At any time before the Transaction Liens granted by the Company terminate, the Collateral Representative may, at the written request of the

Company, release any or all of the Collateral with the prior written consent of the Required Holders.

    (d) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Representative will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

    SECTION 15. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Representative a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

    SECTION 16. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

        (a) in the case of any Lien Grantor listed on the signature pages hereof:

            [Address]
            Attention:
            Facsimile:


        (b) in the case of any other Lien Grantor, its address or facsimile number set forth in its first Security Agreement Supplement;

        (c) in the case of the Collateral Representative:

            Compaq Financial Services Corporation
            420 Mountain Avenue
            Murray Hill, NJ 07974
            Attention: [o]
            Facsimile:[o]

        (d) in the case of any Holder, to such Holder at its address or facsimile number specified in or pursuant to Section 10.04 of the Note Purchase Agreement.

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the Collateral Representative and the Lien Grantors in the manner specified above.

    SECTION 17. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Representative or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Representative or any Secured Party of any right or remedy under any Note Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Note Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

    SECTION 18. Successors and Assigns. This Agreement is for the benefit of the Collateral Representative and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

    SECTION 19. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing enter into by the parties hereto, with the consent of Required Holders.

    SECTION 20. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

    SECTION 21. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT

OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

    SECTION 22. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Representative and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 NAVISITE, INC.


                                 By:
                                    ---------------------------------
                                 Name:
                                 Title:


                                 COMPAQ FINANCIAL SERVICES
                                 CORPORATION, as Collateral
                                 Representative


                                 By:
                                     -----------------------------------
                                 Name:
                                 Title:


                                 GUARANTORS:

                                 [NAMES OF SUBSIDIARY GUARANTORS]



                                 By:
                                    ---------------------------------------
                                 Name:
                                 Title:

                                                                     SCHEDULE 1


                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (AS OF THE EFFECTIVE DATE)

                 Jurisdiction                                       Number of
                      of             Owner of        Percentage     Shares or
     Issuer      Organization    Equity Interest        Owned          Units
   ----------    ------------    ---------------     ----------     ---------









                                     S-1-1

                                                          EXHIBIT A
                                                          TO SECURITY AGREEMENT


                         SECURITY AGREEMENT SUPPLEMENT

    SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

    WHEREAS, NAVISITE, INC. the Guarantors party thereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative, are parties to a Guarantee and Security Agreement dated as of October , 2001 (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT") under which NAVISITE, INC. secures certain of its obligations (the "SECURED OBLIGATIONS") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

    WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;2 and

    WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Secured Guarantee.3 The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Representative, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security
----------------------
    2 If the Lien Grantor is the Company, delete this recital and Section 1 hereof.
    3 Delete this Section if the Lien Grantor is the Company or a Guarantor that is already a party to the Security Agreement.

Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

    2. Grant of Transaction Liens. (a) In order to secure [its Secured Guarantee]4 [the Secured Obligations]5, the Lien Grantor grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

       [describe property being added to the Collateral]6

    (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

    (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

    3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Representative, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.7
---------------------------------
    4 Delete bracketed words if the Lien Grantor is the Company.

    5 Delete bracketed words if the Lien Grantor is a Guarantor.

    6 If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (_) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

     7 Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

    4. Address of Lien Grantor. The address and facsimile number of the Lien Grantor for purposes of Section 16(b) of the Security Agreement are:

    [address and facsimile number of Lien Grantor]

    5. Representations and Warranties.8 (a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

    (b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on the New Collateral.

    (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

    (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

    (e) Each of the representations and warranties set forth in the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

    6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

-------------
    8  Modify as needed if the Lien Grantor is not a corporation.

    IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

               [             ], as Lien Grantor
                -------------


               By:
                  ------------------------------
                  Name:
                  Title:

              COMPAQ FINANCIAL SERVICES
                  CORPORATION, as Collateral
                  Representative


                  By:
                     ----------------------------
                     Name:
                     Title:

                                                                      SCHEDULE 1
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT


                EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                             OWNED BY LIEN GRANTOR

                            Jurisdiction
                                 of           Percentage         Number of
        Issuer              Organization         Owned        Shares of Units
  ---------------------     ------------     -----------      ---------------

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT


                            PERFECTION CERTIFICATE

    The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of October , 2001 among NAVISITE, INC., the Guarantors party thereto and [FINANCIAL SERVICES CORPORATION, as Collateral Representative (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Representative and each other Secured Party as follows:

    A. INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR FILINGS.

    1. Jurisdiction of Organization. The Lien Grantor is a corporation1 organized under the laws of ___________.

    2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

    3. Prior Names. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

       (b) Except as set forth in Schedule __ hereto, the Lien Grantor has not changed its corporate structure2 in any way within the past five years.

       (c) None of the Lien Grantor's Collateral was acquired from another Person within the past five years, except

--------
    1  Modify as needed if the Lien Grantor is not a corporation.

    2 Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

        (i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person's business;

        (ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;

        (iii) property acquired in transactions described in Schedule __ hereto; and

        (iv) other property having an aggregate fair market value not exceeding $_________.

    4. Filing Office. In order to perfect the Transaction Liens granted by the Lien Grantor, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in _________3 [and a duly signed financing statement on Form UCC-1 containing, with respect to any as-extracted collateral, the information required by UCC Section 9-502 should be on file in the relevant filing office listed under the heading "As-Extracted Collateral" in Schedule ___ hereto]4.

B. ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS UNDER OLD ARTICLE 9.

    1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

Mailing Address                       County              State
------------------------------------- ------------------- -----------------

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

        (b) The following are all places of business of the Lien Grantor not identified above:

-----------------------

    3 Insert Lien Grantor's "location" determined as provided in UCC Section 9-307.

    4 Delete bracketed words unless a Lien Grantor owns or may own "as-extracted collateral" (as defined in UCC Section 9-102) at a known location.

Mailing Address                      County               State
------------------------------------ -------------------- ------------------

        (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:

Mailing Address                      County               State
------------------------------------ -------------------- ------------------

        (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's
    Inventory:

Mailing Address                      County               State
------------------------------------ -------------------- ------------------

    2. Prior Locations. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

       (b) Set forth below is the information required by paragraphs (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:


    C. SEARCH REPORTS.

    Attached hereto as Schedule __ is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A-4 and Part B- 3 above with respect to each name set forth in Part A-2 and Part A-3 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule __ is a true copy of each financing statement or other filing identified in such file search reports.

    D. UCC FILINGS.

    Attached hereto as Schedule __ is a schedule setting forth filing information with respect to the filings referred to in Part A-4 and Part B-3 above. All filing fees and taxes payable in connection with such filings have been paid. Attached hereto as Schedule __ is a true copy of each such filing duly acknowledged by the filing officer.

    IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ----------, ----


                                     --------------------------------------
                                     Name:
                                     Title:

                                                                     Schedule 1
                                                      to Perfection Certificate

                           DESCRIPTION OF COLLATERAL


All personal property.

                                                                   SCHEDULE 2 TO
                                                          PERFECTION CERTIFICATE


                              SCHEDULE OF FILINGS

                          AGAINST _________________,
                                  AS DEBTOR

       Filing Office              File Number               Date of Filing5
   ----------------------   ------------------------    --------------------








--------

     5 Also indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT C
                                                           TO SECURITY AGREEMENT


                           ISSUER CONTROL AGREEMENT


    ISSUER CONTROL AGREEMENT dated as of ______, _____ among _____________ (the "LIEN GRANTOR"), COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative (the "SECURED PARTY"), and _________ (the "ISSUER"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                             W I T N E S S E T H :

    WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "SECURITIES");

    WHEREAS, pursuant to a Guarantee and Security Agreement dated as of October , 2001 (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

    WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and
(ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

    SECTION 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

    SECTION 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of setoff that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

    SECTION 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation].1

    SECTION 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

    SECTION 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

    SECTION 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

    SECTION 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

--------
    1 If the Issuer's jurisdiction of incorporation is not a State in the United States that has adopted the revisions to Articles 8 and 9 of the UCC promulgated in 1994, this form of Issuer Control Agreement will not be appropriate. It may be necessary to transfer the relevant securities into the Collateral Representative's name to obtain comparable results under the laws of such jurisdiction.

        (i) Lien Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "NOTICE OF EXCLUSIVE CONTROL"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

        (ii) Non-Cash Dividends and Distributions. The Issuer shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

        (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

        (iv) Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

        (v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

    SECTION 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

        (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.

        (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

    SECTION 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    SECTION 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

    Lien Grantor:

    Secured Party:

    Issuer:

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

    SECTION 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

    SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                                [NAME OF LIEN GRANTOR]


                                 By:
                                    --------------------------------
                                    Name:
                                    Title:

                                              COMPAQ FINANCIAL SERVICES
                                              CORPORATION, as
                                              Collateral Representative


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              [NAME OF ISSUER]


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT A


                         [Letterhead of Secured Party]



                                    [Date]

[Name and Address of Issuer]

Attention: ________________________


           Re:  Notice of Exclusive Control

Ladies and Gentlemen:

    As referenced in the Issuer Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "SECURITIES"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

    You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                              Very truly yours,

                                  COMPAQ FINANCIAL SERVICES
                                       CORPORATION, as Collateral
                                       Representative


                                  By:
                                     ----------------------------------
                                     Title:

cc: [name of Lien Grantor]

                                                             EXHIBIT B
                                                  to the Note Purchase Agreement

                        GUARANTEE AND SECURITY AGREEMENT


                                   dated as of


                                October __, 2001


                                      among


                                 NAVISITE, INC.


                           THE GUARANTORS PARTY HERETO


                                       and


                     COMPAQ FINANCIAL SERVICES CORPORATION,
                          as Collateral Representative

                                TABLE OF CONTENTS

                                   -----------

                                                                           PAGE
                                                                           ----

SECTION 1.   Definitions...................................................  1
SECTION 2.   Guarantees by Guarantors......................................  6
SECTION 3.   Grant of Transaction Liens....................................  8
SECTION 4.   General Representations and Warranties........................  9
SECTION 5.   Further Assurances; General Covenants......................... 11
SECTION 6.   Investment Property........................................... 13
SECTION 7.   Collateral Accounts........................................... 14
SECTION 8.   Remedies upon Event of Default................................ 15
SECTION 9.   Application of Proceeds....................................... 16
SECTION 10.  Fees and Expenses; Indemnification............................ 17
SECTION 11.  Authority to Administer Collateral............................ 18
SECTION 12.  Limitation on Duty in Respect of Collateral................... 19
SECTION 13.  General Provisions Concerning the Collateral Representative... 19
SECTION 14.  Termination of Transaction Liens; Release of Collateral....... 21
SECTION 15.  Additional Guarantors and Lien Grantors....................... 22
SECTION 16.  Notices....................................................... 22
SECTION 17.  No Implied Waivers; Remedies Not Exclusive.................... 23
SECTION 18.  Successors and Assigns........................................ 23
SECTION 19.  Amendments and Waivers........................................ 23
SECTION 20.  Choice of Law................................................. 23
SECTION 21.  Waiver of Jury Trial.......................................... 23
SECTION 22.  Severability.................................................. 24

                                                                            PAGE
                                                                            ----


SCHEDULES:
---------

    SCHEDULE 1 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

EXHIBITS:
--------

    EXHIBIT A     Security Agreement Supplement

    EXHIBIT B     Perfection Certificate

    EXHIBIT C     Issuer Control Agreement

                        GUARANTEE AND SECURITY AGREEMENT

      AGREEMENT dated as of October __, 2001 among NAVISITE, INC., the GUARANTORS party hereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

      WHEREAS, the Company is entering into the Note Purchase Agreement (as this and other capitalized terms are defined in Section 1 hereof), pursuant to which the Company intends to issue the Notes to the Purchasers;

      WHEREAS, the Company is willing to secure its obligations under the Notes and the Note Purchase Agreement by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

      WHEREAS, the Company is willing to cause each of its Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its assets to the Collateral Representative as provided in the Security Documents;

      WHEREAS, the Purchasers are not willing to purchase the Notes unless (i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions.

      (a) Terms Defined in Note Purchase Agreement. Terms defined in the Note Purchase Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

      (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                        UCC
----                                        ---
Account                                    9-102
Authenticate                               9-102
Certificated Security                      8-102
Chattel Paper                              9-102
Document                                   9-102

Equipment                                  9-102
Financial Asset                            8-102 & 103
General Intangibles                        9-102
Instrument                                 9-102
Inventory                                  9-102
Investment Property                        9-102
Payment Intangible                         9-102
Record                                     9-102
Securities Intermediary                    8-102
Security                                   8-102 & 103
Supporting Obligations                     9-102
Uncertificated Security                    8-102

      (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

      "ARTICLE 9" means Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when such Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, " Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

      "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Representative pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

      "COLLATERAL ACCOUNT" has the meaning specified in Section 7.

      "COLLATERAL REPRESENTATIVE" means Compaq Financial Services Corporation, a Delaware corporation, in its capacity as representative of the Secured Parties under the Security Documents, and its successors in such capacity.

      "COMPANY" means Navisite, Inc., a Delaware corporation.

      "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in this definition.

      "GUARANTORS" means each Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 15.

      "ISSUER CONTROL AGREEMENT" means an Issuer Control Agreement substantially in the form of Exhibit C (with any changes that the Collateral Representative shall have approved).

      "LIEN GRANTORS" means the Company and the Guarantors.

      "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

      "NOTE" has the meaning specified in the Note Purchase Agreement.

      "NOTE DOCUMENTS" means the Note Purchase Agreement, the Notes, the Registration Rights Agreement and the Security Documents and any documents or agreements contemplated therein.

      "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement of even date herewith among the Company and the Purchasers named therein.

      "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case reasonably acceptable to the Collateral Representative) addressed and delivered to the Collateral Representative.

      "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

      "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

      "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

      "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Representative, and signed by an officer of such Lien Grantor.

      "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 6.02 of the Note Purchase Agreement.

      "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

      "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

      "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

      "PURCHASERS" has the meaning specified in the Note Purchase Agreement.

      "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

      "RELEASE CONDITIONS" means the following condition for releasing all the Secured Guarantees and terminating all the Transaction Liens: all Secured Obligations shall have been paid in full.

      "REQUIRED HOLDERS" means the holders of more than 50% of the aggregate outstanding principal amount of the Notes.

      "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Company, obligations of a guarantor and/or rights of the holder with respect to such Secured Obligation.

      "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

      "SECURED OBLIGATIONS" means all principal of all Notes outstanding from time to time under the Note Purchase Agreement, all interest (including Post-Petition Interest) on such Notes and all other amounts now or hereafter payable by the Company pursuant to the Note Documents.

      "SECURED PARTIES" means the holders from time to time of the Secured Obligations.

      "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Representative for the purpose of adding a Subsidiary as a party hereto pursuant to Section 15 and/or adding additional property to the Collateral.

      "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Note Documents.

      "SUPPORTING LETTER OF CREDIT" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

      "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

      (a) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      SECTION 2. Guarantees by Guarantors.

      (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

      (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                        (i) any extension, renewal, settlement, compromise,
                  waiver or release in respect of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                        (ii) any modification or amendment of or supplement to
                  any Secured Agreement;

                        (iii) any release, impairment, non-perfection or
                  invalidity of any direct or indirect security for any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

                        (iv) any change in the corporate existence, structure or
                  ownership of the Company, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

                       (v) the existence of any claim, set-off or other right
                  that such Guarantor may have at any time against the Company, any other Guarantor, any Secured Party or any other Person, whether in connection with the Notes or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                      (vi) any invalidity or unenforceability relating to or
                  against the Company, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Company, any other Guarantor or any other Person; or

                     (vii) any other act or omission to act or delay of any kind by the Company, any other Guarantor, any other party to any Secured Agreement, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

      (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

      (ii) The Collateral Representative may release any Secured Guarantee with the prior written consent of the Required Holders.

      (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Guarantor or any other Person.

      (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against the Company, or by reason of contribution against any other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

      (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Company is stayed by reason of the insolvency or receivership of the Company or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Collateral Representative.

      (g) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Collateral Representative or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

      (h) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

      SECTION 3. Grant of Transaction Liens.

      (a) The Company, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Company or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                       (i) all Accounts;

                      (ii) all Chattel Paper;

                     (iii) all Documents;

                      (iv) all Equipment;

                       (v) all General Intangibles (including any Equity
                  Interests in other Persons that do not constitute Investment Property);

                      (vi) all Instruments;

                     (vii) all Inventory;

                    (viii) all Investment Property;

                      (ix) all books and records (including customer lists,
                  credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

                       (x) such Original Lien Grantor's ownership interest in
                  (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Representative; and

                       (xi) all Proceeds of the Collateral described in the
                  foregoing clauses (i) through (x).

      (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

      (c) The Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

      SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

      (a) Such Lien Grantor is a corporation1 duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

--------

      1  Modify as needed if any Original Lien Grantor is not a corporation.

      (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

      (c) Except as set forth on the Perfection Certificate of such Lien Grantor, all Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens and other Permitted Liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Note Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

      (d) Except as set forth on the Perfection Certificate of such Lien Grantor, such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

      (e) Such Lien Grantor has not performed any acts that might prevent the Collateral Representative from enforcing any of the provisions of the Security Documents or that would limit the Collateral Representative in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

      (f) The Transaction Liens on all Collateral owned by such Lien Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

      (g) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the Effective Date. Within 60 days after the Effective Date, such Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on its Collateral.

      (h) When UCC financing statements describing the Collateral as set forth in Schedule 1 to such Lien Grantor's Perfection Certificate have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens.

      (i) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

      (j) Such Lien Grantor's Collateral is insured as required by the Note Purchase Agreement.

      (k) All of such Lien Grantor's Inventory has or will have been produced in compliance, in all material respects, with the applicable requirements of the Fair Labor Standards Act, as amended.

      SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

      (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any intellectual property filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Representative may request, in order to:

                        (i) create, preserve, perfect, confirm or validate the
                  Transaction Liens on such Lien Grantor's Collateral;

                        (ii) enable the Collateral Representative and the other
                  Secured Parties to obtain the full benefits of the Security Documents; or

                     (iii) enable the Collateral Representative to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Representative to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Collateral Representative its attorney-in-fact to execute and file all intellectual property filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 14. The Company will pay the costs of, or incidental to, any intellectual property filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto in accordance with clause (ii) of the second sentence of Section 9.01 of the Note Purchase Agreement.

      (b) Such Lien Grantor will not (i) change its name or corporate structure,
(ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Collateral Representative prior notice thereof.

      (c) At least 30 days before it takes any action contemplated by Section 5(b), such Lien Grantor will, at the Company's expense and at the request of the Purchasers, cause to be delivered to the Collateral Representative an Opinion of Counsel, in form and substance satisfactory to the Collateral Representative, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all creditors of and purchasers from such Lien Grantor after it takes such action (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Required Holders, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

      (d) If any Collateral is located on premises leased by a Lien Grantor as lessee, such Lien Grantor shall, within 60 days of the date hereof in the case of leases in existence on the date hereof, and substantially simultaneously with the execution and delivery of such lease, in the case of leases hereafter entered into, use its reasonable efforts to secure from the landlord a waiver of contractual and statutory landlord's liens, an agreement to permit access to and removal of Collateral and other customary matters, all pursuant to an instrument in form and substance satisfactory to the Collateral Representative.

      (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Note Purchase Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Representative shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Lien Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Representative or any other Secured Party. The Collateral Representative will, at the Company's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

      (f) Such Lien Grantor will, promptly upon request, provide to the Collateral Representative all information and evidence concerning such Lien Grantor's Collateral that the Collateral Representative may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

      SECTION 6. Investment Property. Each Lien Grantor represents, warrants and covenants as follows:

      (a) Certificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will deliver to the Collateral Representative as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Lien Grantor. Thereafter, whenever such Lien Grantor acquires any other certificate representing a Pledged Certificated Security, such Lien Grantor will immediately deliver such certificate to the Collateral Representative as Collateral hereunder.

      (b) Uncertificated Securities. On the Effective Date (in the case of an Original Lien Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Lien Grantor), such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Lien Grantor and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same). Thereafter, whenever such Lien Grantor acquires any other Pledged Uncertificated Security, such Lien Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Representative (which shall enter into the same).

      (c) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Collateral Representative, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Representative.

      SECTION 7. Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Representative will establish with respect to each Lien Grantor an account (its "COLLATERAL ACCOUNT"), in the name and under the exclusive control of the Collateral Representative, into which all amounts owned by such Lien Grantor that are to be deposited therein pursuant to the Note Documents shall be deposited from time to time. Each Cash Collateral Account will be operated as provided in this Section.

      (b) The Collateral Representative shall deposit the following amounts, as and when received by it, in the Collateral Account of the applicable Lien
Grantor:

                       (i) each amount required by the Note Documents to be
                  deposited therein, including, without limitation, all proceeds specified in Section 5.04(d) of the Note Purchase Agreement; and

                      (ii) each amount realized or otherwise received by the
                  Collateral Representative with respect to assets of such Lien Grantor upon any exercise of remedies pursuant to any Security Document.

      (c) Unless (x) an Event of Default shall have occurred and be continuing and the Required Holders shall have instructed the Collateral Representative to stop withdrawing amounts from the Collateral Account pursuant to this subsection or (y) the maturity of the Notes shall have been accelerated pursuant to
Article 7
of the Note Purchase Agreement, the Collateral Representative shall withdraw amounts deposited in the Collateral Account in accordance with Section 5.04(d) of the Note Purchase Agreement and apply them to pay, or reimburse the Company and its Subsidiaries for paying, the cost of repairing, restoring or replacing the affected property to the extent that the Company has certified, no less than 5 Business Days prior to the date of such withdrawal, that (i) it and its Subsidiaries intend to apply all or any portion of such amounts to pay the cost of repairing, restoring or replacing the affected property and (ii) if such property is to be replaced, the property acquired to replace it will be included in the Collateral at least to the extent that the property to be replaced was included therein;

      (d) Funds held in any Collateral Account may, until withdrawn, be invested and reinvested in such Temporary Cash Investments as the relevant Lien Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, the Collateral Representative may select such Temporary Cash Investments.

      (e) If an Event of Default shall have occurred and be continuing, the Collateral Representative may withdraw any amounts held therein and apply such amounts as provided in Section 9.

      SECTION 8. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

      (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Representative may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Representative may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 9 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by
Section 11. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

      (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

                       (i) the Collateral Representative may license or
                  sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Representative shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license made available to the Collateral Representative;

                      (ii) the Collateral Representative may (without assuming
                  any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Collateral Representative and each other Secured Party from liability for, and agrees to hold the Collateral Representative and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Representative's or such Secured Party's gross negligence or willful misconduct; and

                     (iii) upon request by the Collateral Representative (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Collateral Representative a power of attorney, in form and substance satisfactory to the Collateral Representative, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Collateral Representative its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

      SECTION 9. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Representative may apply
(i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

                        first, to pay the expenses of such sale or other
                  disposition, including reasonable compensation to agents of and counsel for the Collateral Representative, and all expenses, liabilities and advances incurred or made by the Collateral Representative in connection with the Security Documents;

                        second, to pay the unpaid principal of the Secured
                  Obligations ratably until payment in full of the principal of all Secured Obligations shall have been made;

                        third, to pay ratably all interest (including
                  Post-Petition Interest) on the Secured Obligations until payment in full of all such interest shall have been made;

                        fourth, to pay all other Secured Obligations ratably
                  until payment in full of all such other Secured Obligations shall have been made; and

                        finally, to pay to the relevant Lien Grantor, or as a
                  court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent permitted by the limitation in Section 2(h). The Collateral Representative may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

      (b) In making the payments and allocations required by this Section, the Collateral Representative may rely upon information supplied to it by the Secured Parties. All distributions made by the Collateral Representative pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Representative shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

      SECTION 10. Fees and Expenses; Indemnification. (a) The Company will forthwith upon demand pay to the Collateral Representative:

                        (i) the amount of any taxes that the Collateral
                  Representative may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;

                        (ii) the amount of any and all reasonable out-of-pocket
                  expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Representative may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Representative of any of its rights or powers under the Security Documents; and

                     (iii) the amount required to indemnify the Collateral
                  Representative for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Representative in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Representative's gross negligence or willful misconduct or a breach of any duty that the Collateral Representative has under this Agreement (after giving effect to Sections 12 and 13).

Any such amount not paid to the Collateral Representative in accordance with the Security Documents will bear interest for each day thereafter until paid at a rate of 14% per annum.

      (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Collateral Representative or as otherwise required by law.

      SECTION 11. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Collateral Representative its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

                        (a) to demand, sue for, collect, receive and give
                  acquittance for any and all monies due or to become due upon or by virtue thereof,

                        (b) to settle, compromise, compound, prosecute or defend
                  any action or proceeding with respect thereto,

                        (c) to sell, lease, license or otherwise dispose of the
                  same or the proceeds or avails thereof, as fully and effectually as if the Collateral Representative were the absolute owner thereof, and

                        (d) to extend the time of payment of any or all thereof
                  and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Representative will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Representative fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

      SECTION 12. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Representative will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Representative will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Representative in good faith, except to the extent that such liability arises from the Collateral Representative's gross negligence or willful misconduct.

      SECTION 13. General Provisions Concerning the Collateral Representative.
(a) Authority. The Collateral Representative is authorized to take such actions and to exercise such powers as are delegated to the Collateral Representative by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

      (b) Rights and Powers as a Secured Party. The Collateral Representative shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Representative.

      (c) Limited Duties and Responsibilities. The Collateral Representative shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Representative shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and (b) the Collateral Representative shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Representative is required in writing to exercise by the Required Holders. The Collateral Representative shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Holders or in the absence of its own gross negligence or willful misconduct. The Collateral Representative shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Representative shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Representative by the Company or a Secured Party, and the Collateral Representative shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

      (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Representative shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Representative also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Representative may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

      (e) Sub-Agents and Related Parties. The Collateral Representative may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Representative and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 12 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Representative and any such sub-agent.

      (f) The Collateral Representative may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Representative's opinion, (i) is contrary to law or the provisions of any Security Document or
(ii) may expose the Collateral Representative to liability (unless the Collateral Representative shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction).

      (g) Resignation; Successor Collateral Representative. Subject to the appointment and acceptance of a successor Collateral Representative as provided in this subsection, the Collateral Representative may resign at any time by notifying the Holders and the Company. Upon any such resignation, the Required Holders shall have the right, in consultation with the Company, to appoint a successor Collateral Representative. If no successor shall have been so appointed by the Required Holders and shall have accepted such appointment within 30 days after the retiring Collateral Representative gives notice of its resignation, then the retiring Collateral Representative may, on behalf of the Secured Parties, appoint a successor Collateral Representative. Upon acceptance of its appointment as Collateral Representative hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Representative hereunder, and the retiring Collateral Representative shall be discharged from its duties and obligations hereunder. After the Collateral Representative's resignation hereunder, the provisions of this Section and Section 12 shall continue in effect for the benefit of such retiring Collateral Representative, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Representative was acting as Collateral Representative.

      SECTION 14. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

      (b) The Transaction Liens granted by the Company shall terminate when all the Release Conditions are satisfied.

      (c) At any time before the Transaction Liens granted by the Company terminate, the Collateral Representative may, at the written request of the

Company, release any or all of the Collateral with the prior written consent of the Required Holders.

      (d) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Representative will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

      SECTION 15. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Representative a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

      SECTION 16. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

                        (a) in the case of any Lien Grantor listed on the
                  signature pages hereof:

                                   [Address]
                                   Attention:
                                   Facsimile:


                        (b) in the case of any other Lien Grantor, its address
                  or facsimile number set forth in its first Security Agreement Supplement;

                        (c) in the case of the Collateral Representative:

                                   Compaq Financial Services Corporation
                                   420 Mountain Avenue
                                   Murray Hill, NJ 07974
                                   Attention: [o]
                                   Facsimile:[o]

                        (d) in the case of any Holder, to such Holder at its
                  address or facsimile number specified in or pursuant to
                  Section 10.04 of the Note Purchase Agreement.

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the Collateral Representative and the Lien Grantors in the manner specified above.

      SECTION 17. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Representative or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Representative or any Secured Party of any right or remedy under any Note Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Note Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

      SECTION 18. Successors and Assigns. This Agreement is for the benefit of the Collateral Representative and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

      SECTION 19. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing enter into by the parties hereto, with the consent of Required Holders.

      SECTION 20. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

      SECTION 21. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT

OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 22. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Representative and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                 NAVISITE, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                 COMPAQ FINANCIAL SERVICES
                                                 CORPORATION, as Collateral
                                                 Representative



                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                 GUARANTORS:

                                                [NAMES OF SUBSIDIARY GUARANTORS]



                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                                                      SCHEDULE 1



                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (AS OF THE EFFECTIVE DATE)


                   JURISDICTION                                        NUMBER OF
                      OF                OWNER OF        PERCENTAGE    SHARES OR
     ISSUER        ORGANIZATION       EQUITY INTEREST       OWNED        UNITS
     ------        ------------       ---------------       -----        -----



                                     S-1-1

                                                                       EXHIBIT A
                                                           TO SECURITY AGREEMENT

                         SECURITY AGREEMENT SUPPLEMENT

      SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative.

      WHEREAS, NAVISITE, INC. the Guarantors party thereto and COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative, are parties to a Guarantee and Security Agreement dated as of October , 2001 (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT") under which NAVISITE, INC. secures certain of its obligations (the "SECURED OBLIGATIONS") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

      WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;2 and

      WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Secured Guarantee.3 The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Representative, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security

-----------------------

      2 If the Lien Grantor is the Company, delete this recital and Section 1 hereof.

      3 Delete this Section if the Lien Grantor is the Company or a Guarantor that is already a party to the Security Agreement.

Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

      2. Grant of Transaction Liens. (a) In order to secure [its Secured Guarantee]4 [the Secured Obligations]5, the Lien Grantor grants to the Collateral Representative for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

      [describe property being added to the Collateral]6

      (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

      (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Representative or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

      3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Representative, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.7

-----------------

      4 Delete bracketed words if the Lien Grantor is the Company.

      5 Delete bracketed words if the Lien Grantor is a Guarantor.

      6 If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (_) of, and the proviso to, Section 3(a) of the Security Agreement may be appropriate.

      7 Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

      4. Address of Lien Grantor. The address and facsimile number of the Lien Grantor for purposes of Section 16(b) of the Security Agreement are:

                  [address and facsimile number of Lien Grantor]

      5. Representations and Warranties.8 (a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

      (b) The Lien Grantor has delivered a Perfection Certificate to the Collateral Representative. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Lien Grantor will furnish to the Collateral Representative a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on the New Collateral.

      (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction
Lien) on any of its assets.

      (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

      (e) Each of the representations and warranties set forth in the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.


-------------------

      8 Modify as needed if the Lien Grantor is not a corporation.

      6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.


      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           [             ], as Lien Grantor
                                            -------------


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           COMPAQ FINANCIAL SERVICES
                                                      CORPORATION, as Collateral
                                                      Representative



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE 1
                                                           TO SECURITY AGREEMENT
                                                                      SUPPLEMENT


                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                              OWNED BY LIEN GRANTOR



                          JURISDICTION                       NUMBER OF
                               OF               PERCENTAGE    SHARES OR
            ISSUER        ORGANIZATION            OWNED        UNITS
            ------        ------------            -----        -----

                                                                       EXHIBIT B
                                                           TO SECURITY AGREEMENT


                             PERFECTION CERTIFICATE

      The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of October , 2001 among NAVISITE, INC., the Guarantors party thereto and [FINANCIAL SERVICES CORPORATION, as Collateral Representative (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Representative and each other Secured Party as follows:

            A.    INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR
                  FILINGS.

      1. Jurisdiction of Organization. The Lien Grantor is a corporation1 organized under the laws of ___________.

      2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

      3. Prior Names. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

                        (b) Except as set forth in Schedule __ hereto, the Lien
                  Grantor has not changed its corporate structure2 in any way within the past five years.

                        (c) None of the Lien Grantor's Collateral was acquired
                  from another Person within the past five years, except


----------------------

      1 Modify as needed if the Lien Grantor is not a corporation.

      2 Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

                        (i) property sold to the Lien Grantor by another Person
                  in the ordinary course of such other Person's business;

                        (ii) property with respect to which the Transaction
                  Liens are to be perfected by taking possession or control thereof;

                        (iii) property acquired in transactions described in
                  Schedule __ hereto; and

                        (iv) other property having an aggregate fair market
                  value not exceeding $_________.

      4. Filing Office. In order to perfect the Transaction Liens granted by the Lien Grantor, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in _________3 [and a duly signed financing statement on Form UCC-1 containing, with respect to any as-extracted collateral, the information required by UCC Section 9-502 should be on file in the relevant filing office listed under the heading "As-Extracted Collateral" in Schedule ___ hereto]4.

            B. ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS UNDER OLD ARTICLE 9.

      1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

     MAILING ADDRESS                       COUNTY                 STATE
------------------------------       --------------------     --------------

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

                        (b) The following are all places of business of the Lien
                  Grantor not identified above:

--------

      3 Insert Lien Grantor's "location" determined as provided in UCC Section 9-307.

      4 Delete bracketed words unless a Lien Grantor owns or may own "as-extracted collateral" (as defined in UCC Section 9-102) at a known location.

     MAILING ADDRESS                       COUNTY                 STATE
------------------------------       --------------------     --------------


                        (c) The following are all locations not identified above
                  where the Lien Grantor maintains any Inventory:



     MAILING ADDRESS                       COUNTY                 STATE
------------------------------       --------------------     --------------


                       (d) The following are the names and addresses of all
                  Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's Inventory:



     MAILING ADDRESS                       COUNTY                 STATE
------------------------------       --------------------     --------------


      2. Prior Locations. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

                       (b) Set forth below is the information required by
                  paragraphs (c) and (d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:



                        C. SEARCH REPORTS.

      Attached hereto as Schedule __ is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A-4 and Part B- 3 above with respect to each name set forth in Part A-2 and Part A-3 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule __ is a true copy of each financing statement or other filing identified in such file search reports.

                        D. UCC FILINGS.

      Attached hereto as Schedule __ is a schedule setting forth filing information with respect to the filings referred to in Part A-4 and Part B-3 above. All filing fees and taxes payable in connection with such filings have been paid. Attached hereto as Schedule __ is a true copy of each such filing duly acknowledged by the filing officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ----------, ----

                                                       -------------------------
                                                       Name:
                                                       Title:

                                                                      SCHEDULE 1
                                                       TO PERFECTION CERTIFICATE

                            DESCRIPTION OF COLLATERAL



All personal property.

                                                                   SCHEDULE 2 TO
                                                          PERFECTION CERTIFICATE

                              SCHEDULE OF FILINGS

                           AGAINST _________________,
                                    AS DEBTOR


               FILING OFFICE       FILE NUMBER        DATE OF FILNG5
               -------------       -----------        --------------















-----------------

5 Also indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT C
                                                           TO SECURITY AGREEMENT

                            ISSUER CONTROL AGREEMENT


      ISSUER CONTROL AGREEMENT dated as of ______, _____ among _____________ (the "LIEN GRANTOR"), COMPAQ FINANCIAL SERVICES CORPORATION, as Collateral Representative (the "SECURED PARTY"), and _________ (the "ISSUER"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [Issuer's jurisdiction of incorporation].

                              W I T N E S S E T H :

      WHEREAS, the Lien Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the "SECURITIES");

      WHEREAS, pursuant to a Guarantee and Security Agreement dated as of October , 2001 (as such agreement may be amended and/or supplemented from time to time, the "SECURITY AGREEMENT"), the Lien Grantor has granted to the Secured Party a continuing security interest (the "TRANSACTION LIEN") in all right, title and interest of the Lien Grantor in, to and under the Securities, whether now existing or hereafter arising; and

      WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Nature of Securities. The Issuer confirms that (i) the Securities are "uncertificated securities" (as defined in Section 8-102 of the UCC) and (ii) the Lien Grantor is registered on the books of the Issuer as the registered holder of the Securities.

      SECTION 2. Instructions. The Issuer agrees to comply with any "instruction" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Issuer.

      SECTION 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of setoff that it may now have or hereafter acquire in or with respect to the Securities. The Issuer's obligations in respect of the Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.

      SECTION 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer's jurisdiction of incorporation].1

      SECTION 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Lien Grantor with respect to the Securities [except for [identify any existing other agreements] (the "EXISTING OTHER AGREEMENTS")]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Lien Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

      SECTION 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

      SECTION 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Lien Grantor thereof.

      SECTION 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:

------------------

      1 If the Issuer's jurisdiction of incorporation is not a State in the United States that has adopted the revisions to Articles 8 and 9 of the UCC promulgated in 1994, this form of Issuer Control Agreement will not be appropriate. It may be necessary to transfer the relevant securities into the Collateral Representative's name to obtain comparable results under the laws of such jurisdiction.

                        (i) Lien Grantor Instructions; Notice of Exclusive
                  Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a "NOTICE OF EXCLUSIVE CONTROL"), the Issuer will cease complying with instructions of the Lien Grantor or any of its agents.

                      (ii) Non-Cash Dividends and Distributions. The Issuer
                  shall deliver to the Secured Party all dividends, interest and other distributions paid or made upon or with respect to the Securities.

                      (iii) Voting Rights. Until the Issuer receives a Notice of
                  Exclusive Control, the Lien Grantor shall be entitled to direct the Issuer with respect to voting the Securities.

                      (iv) Statements and Confirmations. The Issuer will
                  promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

                       (v) Tax Reporting. All items of income, gain, expense and
                  loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

      SECTION 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:

                        (i) This Agreement is a valid and binding agreement of
                  the Issuer enforceable in accordance with its terms.

                        (ii) The Issuer has not entered into, and until the
                  termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.

      SECTION 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

      Lien Grantor:

      Secured Party:

      Issuer:

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

      SECTION 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.

      SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                                  [NAME OF LIEN GRANTOR]


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                            COMPAQ FINANCIAL SERVICES
                                                       CORPORATION, as
                                                       Collateral Representative


                                            By:
                                               --------------------------
                                               Name:
                                               Title:


                                            [NAME OF ISSUER]


                                            By:
                                               --------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                          [Letterhead of Secured Party]


                                     [Date]

[Name and Address of Issuer]

Attention: ________________________


      Re: Notice of Exclusive Control

Ladies and Gentlemen:

      As referenced in the Issuer Control Agreement dated as of ______, ____ among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Lien Grantor] (the "SECURITIES"). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

      You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

                                          Very truly yours,

                                               COMPAQ FINANCIAL SERVICES
                                                  CORPORATION, as Collateral
                                                  Representative


                                               By:
                                                  -----------------------------
                                                  Title:

cc: [name of Lien Grantor]

                          CROSS-REFERENCE TARGET LIST
                          ===========================

   NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT APPEAR IN THE TARGET PULL-DOWN LIST. (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

ARTICLE/SECTION                    TARGET NAME
===============                    ===========

1..........................................001
1....................................guarantee
2.................................guar.by.guar
2.........................limit.on.obligations
2(a), 3....................................002
3(a).......................................003
3(a)(x)....................................004
3(c).......................................005
4..........................................007
4(b).......................................008
4(c).......................................010
4(d).......................................011
4(e).......................................012
4(f).......................................013
4(g).......................................014
4(h).......................................015
4(j).......................................022
4(k).......................................023
6..........................investment.property
13(a)..........................cert.securities
6(b).......................................029
6(c).......................................034
13(p)..........................so.long.as.coll
5..........................................037
5(b).......................................038
5(c).......................................039
5(a).......................................040
5(d).......................................043
4(i).......................................045
5(e).......................................047
5(f).......................................048
?..........................................049
7..........................................057
7(a).......................................058
7(b).......................................059
11.........................................078
11(a)......................................079
11(b)......................................080
11(c)......................................081
11(d)......................................082
8..........................................083
8(a).......................................084
8(b).......................................085
8(c).......................................087
10.........................................088
10(a)......................................089
10(b)......................................090
12.............................limitation.duty
9..........................................093
9(a).......................................094
9(b).......................................096
13(b)........................rights_and_powers
13.........................................097
13(a)......................................098
13(e)...............................sub.agents
13(f)......................................109
13(g)..............................resignation
14.........................................112
14(a)......................................113
14(b)....................trans.liens.terminate
14(c)......................................114
14(d)......................................115
15.........................................116
16.........................................117
16(a)......................................118
16(b)......................................119
16(c)......................................120
16(d)......................................121
17.........................................127
18.........................................128
19.........................................129
20.........................................130
22.........................................131


                   EXHIBIT A

1............................secured.guarantee
2..........................................132
3..........................................134
4..........................................135
5..........................................136
6..........................................138


                   EXHIBIT B

1..................................juris.organ
2.........................................name
3..................................prior.names
4................................filing.office


                   EXHIBIT C

1..........................................151
2.................................instructions
3..........................................153
4..........................................154
5..........................................155
6..........................................156
7..........................................157
8..........................................158
9..........................................159
10.........................................160
11.....................................notices
12.........................................162
13.........................................163

                                                                       EXHIBIT C

                                                  to the Note Purchase Agreement

                                 NAVISITE, INC.

                      AMENDMENT TO AND RESTATEMENT OF THE

                           INVESTOR RIGHTS AGREEMENT

     This Agreement dated as of October 29, 2001 is entered into by and among NaviSite, Inc., a Delaware corporation (the "COMPANY"), Compaq Financial Services Corporation, a Delaware corporation ("CFS"), and CMGI, Inc., a Delaware corporation ("CMGI," together with CFS, the "PURCHASERS").

                                    RECITALS

     WHEREAS, the Company and the Purchasers are entering into a Note Purchase Agreement dated the date hereof (the "NOTE PURCHASE AGREEMENT");

     WHEREAS, in order to induce the Purchasers to enter into the Note Purchase Agreement, the Company has agreed to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended;

     WHEREAS, the Company and CMGI entered into the Investor Rights Agreement on October 27, 1999 (the "INVESTOR RIGHTS AGREEMENT"), as amended on June 8, 2000 and December 12, 2000; and

     WHEREAS, the Company and CMGI desire to amend and restate in its entirety the Investor Rights Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

I.  Certain Definitions.

     As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "INITIATING HOLDERS" means the Stockholders initiating a request for registration pursuant to Section 2.1(a).

     "INITIAL PUBLIC OFFERING" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

     "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "REGISTRATION EXPENSES" means the expenses described in Section 2.4.

     "REGISTRABLE SHARES" means (i) the shares of Common Stock held by CMGI upon the closing of the Initial Public Offering; (ii) the shares of Common Stock acquired by CMGI in connection with the Common Stock Purchase Agreement between the Company and CMGI, dated as of June 8, 2000; (iii) the shares of Common Stock acquired by CMGI upon any conversion of the Notes issued pursuant to the Note and Warrant Purchase Agreement between the Company and CMGI, dated as of December 12, 2000, (the "NOTE AND WARRANT PURCHASE AGREEMENT"); (iv) the shares of Common Stock acquired by CMGI as payment for interest accrued on the Notes issued pursuant to the Note and Warrant Purchase Agreement; (v) the shares of Common Stock acquired by CMGI upon exercise or conversion of the Warrants issued pursuant to the Note and Warrant Purchase Agreement; (vi) the shares of Common Stock acquired by CFS and CMGI upon any conversion of the Notes issued pursuant to the Note Purchase Agreement; (vii) the shares of Common Stock acquired by CFS and CMGI as payment for interest accrued on the Notes issued pursuant to the Note Purchase Agreement; and (viii) any other shares of Common Stock issued in respect of such shares of Common Stock referred to in clause (i), (ii), (iii),
(iv), (v), (vi), or (vii) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3.3 of this Agreement, is not entitled to the rights provided by this Agreement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "SELLING STOCKHOLDER" means any Stockholder owning Registrable Shares included in a Registration Statement.

     "STOCKHOLDERS" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by the Purchasers, its successors or assigns, pursuant to Section 3.3 hereof.

II.  Registration Rights.

     2.1  Required Registrations.

     (a) At any time, a Stockholder or Stockholders may request, in writing, that the Company effect the registration on Form S-1 or Form S-3 (or successor forms) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $2,500,000 (based on the then current public market price).

     (b) Upon receipt of any request for registration pursuant to this Section 2.1, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 15 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(c) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register.

     (c) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in its written notice referred to in
Section 2.1(b). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Shares to be included in a Registration Statement filed pursuant to this Section 2.1 shall be reduced pro rata among the requesting Stockholders based on the quotient of (i) the total Registrable Shares to be included in the Registration Statement, divided by (ii) the total number of Registrable Shares that requested registration.

     (d) The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), subject to the approval of the Company, which approval will not be unreasonably withheld.

     (e) The Company shall not be required to effect more than five registrations initiated by CMGI pursuant to Section 2.1(a) or more than ten registrations initiated by CFS pursuant to Section 2.1(a). In addition, the Company shall not be required to effect any registration within 90 days after the effective date of any other Registration Statement of the Company relating to an underwritten offering. For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission, unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to
Section 2.4.

     (f) If at the time of any request to register Registrable Shares by the Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration or if financial statements required for the requested registration are not then available, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

     2.2  Incidental Registration.

     (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section
2.2 without obligation to any Stockholder.

     (b)  If the registration for which the Company gives notice pursuant to
Section 2.2(a) involves an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company and the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company and the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company or the Company stockholder(s) for which the registration was initiated, and second to each of the Stockholders requesting inclusion of their Registrable Shares in such registration and each of the other holders of piggyback registration rights on a parity with those Stockholders on a pro rata basis based on the total number of Registrable Shares and other securities requested for inclusion in such registration by each such Stockholder or other holder. If any holder of Registrable Shares or any other Company stockholder requesting inclusions of securities in the registration disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than 1% of the then outstanding shares of Common Stock.

     2.3  Registration Procedures.

     (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

          (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

          (ii) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

          (iii) as expeditiously as possible, furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

          (iv) as expeditiously as possible, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed; and

          (vi) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Stockholder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

     (b) If the Company has delivered a Prospectus to the Selling Stockholders, and after having done so, the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses, and following receipt of the revised Prospectuses, the Selling Stock holders shall be free to resume making offers of the Registrable Shares.

     (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

     2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

     2.5  Indemnification and Contribution.

     (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Selling Stockholder, each underwriter of such Registrable Shares and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement or (ii) arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, underwriter and controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

     (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to the Registration Statement or (ii) arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

     (c) Each party entitled to indemnification under this Section 2.5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

     2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     2.7 Information by Holder. Each Selling Stockholder shall furnish to the Company such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

III.  General.

     3.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     3.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     3.3 Transfers of Rights. The rights and obligations of the Purchasers under Section 2 may be assigned by either Purchaser to any person or entity that acquires shares of Common Stock having an aggregate value of at least $2,500,000 (as adjusted in stock splits and similar events) from such Purchaser. In the event of any such assignment, the assignee must provide written notice of such assignment to the Company and agree in writing to be bound by the applicable provisions of this Agreement.

     3.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

     3.5 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth below or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Company.

If to the Company to:                   NaviSite, Inc.
                                        400 Minuteman Road
                                        Andover, MA 01810
                                        Attention:  General Counsel
                                        Facsimile:  (978) 682-8100

If to CFS to:                           Compaq Financial Services Corporation
                                        420 Mountain Avenue
                                        Murray Hill, NJ 07974
                                        Attention :  General Counsel
                                        Facsimile: (908) 898-4137

With a copy to:                         Davis Polk & Wardwell
                                        450 Lexington Avenue
                                        New York, New York  10017
                                        Attention:  Chris Mayer
                                        Fax:  (212) 450-4800

If to CMGI to:                          CMGI, Inc.
                                        100 Brickstone Square
                                        Andover, MA 01810
                                        Attention:  General Counsel
                                        Facsimile:  (978) 684-3601

With a copy to:                         Hale and Dorr LLP
                                        60 State Street
                                        Boston, MA 02109
                                        Attention:  Mark G. Borden, Esq.
                                        Facsimile:  (617) 526-5000

Each such notice, request or other communication shall be effective (i) when delivered to such party at its address specified above, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified above, and such party sends back an electronic confirmation of receipt, or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage.

     3.6 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     3.7 Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchasers.

     3.8 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     3.9 Counterparts; Facsimile Signatures. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, and both of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

     3.10 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        NAVISITE, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        COMPAQ FINANCIAL SERVICES
                                          CORPORATION


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        CMGI, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title: